    As filed with the Securities and Exchange Commission on January 31, 2005

                                                      Registration No. 333-57210
                                                                       811-07798


                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    Form N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      ( X )

                         Post-Effective Amendment No. 9                   ( X )


                                       and

                        REGISTRATION STATEMENT UNDER THE                  ( X )
                         INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 20                         ( X )


                  NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
                           (Exact Name of Registrant)

                           NEW YORK LIFE INSURANCE AND
                               ANNUITY CORPORATION
                               (Name of Depositor)

                   51 Madison Avenue, New York, New York 10010
               (Address of Depositor's Principal Executive Office)

                   Depositor's Telephone Number: 212-576-7000

                            Richard P. Bowman, Esq.
                 New York Life Insurance and Annuity Corporation
                                1 Rockwood Road
                         Sleepy Hollow, New York 10591
                     (Name and Address of Agent for Service)

                                    Copy to:

        Stephen E. Roth, Esq.                    Sheila K. Davidson, Esq.
        Sutherland Asbill & Brennan LLP          Senior Vice President
        1275 Pennsylvania Avenue, NW             and General Counsel
        Washington, DC  20004-2415               New York Life Insurance Company
                                                 51 Madison Avenue
                                                 New York, New York  10010

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.


[ ] on ___________ pursuant to paragraph (b) of Rule 485.


[X] 60 days after filing pursuant to paragraph (a)(i) of Rule 485.

[ ] on ___________ pursuant to paragraph (a)(i) of 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE



     This Post-Effective Amendment is being filed pursuant to Rule 485(a) solely for the purpose of adding certain information in accordance with item 6(f) of Form N-6 as set forth in the Registrant's Prospectus for Pinnacle Variable Universal Life and Pinnacle Survivorship Variable Universal Life included herein. This amendment incorporates by reference the Registrant's Statement of Additional Information as filed with the Securities Exchange Commission in Post Effective Amendment No. 8 as filed on August 27, 2004.




     The Registrant will file another Post-Effective Amendment to become effective on or about April 2, 2005, pursuant to Rule 485(b) to bring the financial statements up to date and to make any other changes to the registration statement that are permissible under Rule 485(b) and that the Registrant deems appropriate.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
               NYLIAC PINNACLE VARIABLE UNIVERSAL LIFE INSURANCE
         NYLIAC PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE

   TWO FLEXIBLE PREMIUM LIFE INSURANCE CONTRACTS OFFERED TO INDIVIDUALS UNDER
              NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT - I

                        Supplement dated August 31, 2004
                        to Prospectus dated May 1, 2004

     This supplement amends the May 1, 2004 Prospectus for the NYLIAC Pinnacle Variable Universal Life and the NYLIAC Pinnacle Survivorship Variable Universal Life Insurance Policies ("Policies"). You should read this information carefully before you invest. This supplement is not valid unless it is read in conjunction with the May 1, 2004 Prospectus for the Policies. The terms we use in this supplement have the same meanings as in the Prospectus for the Policies.

     The purpose of this supplement is to describe a new Alternative Cash Surrender Value, which will be available beginning August 31, 2004 ("ACSV II").

     Keeping this purpose in mind, please note the following changes.

     On page 5 of the Prospectus, delete the last sentence under the section titled Alternative Cash Surrender Value and replace it with the following:
"Policies with ACSV will have higher mortality and risk expense charges and a lower fixed account crediting rate than policies without ACSV."

     On page 10 of the Prospectus, delete the Mortality and Expense Risk Charge portion of the Periodic Charges Other Than Funds' Operating Expenses table and replace it with the following:

             PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES

CHARGE                                  WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED
------                                 --------------------------   -------------------------
Mortality and Expense Risk Charge      Each Monthly deduction day   Guaranteed Maximum: 1.00%
(as a % of Separate Account Value)

                                                              CURRENT:(4)
SEPARATE ACCOUNT VALUE:                                         NO ACSV     ACSV I *   ACSV II*
-----------------------                                       -----------   --------   --------
   Less than $250,000.......................................     .55%        .85%       1.00%
   At least $250,000 but less than $500,000.................      35%        .65%        .90%
   At least $500,000 but less than $1,000,000...............      30%        .60%        .85%
   $1,000,000 or more.......................................      25%        .55%        .80%

     (4) In Policy Years 21 and beyond, current mortality and expense risk charges are as follows -- if Separate Account Value is: less than $250,000, .35%; at least $250,000 but less than $500,000, .15%; at least $500,000 but less than $1,000,000, .10%; $1,000,000 or more,
         .05%.

     * Charges are for Policy Years 1 through 10. For Policy Years 11 and beyond, current mortality and expense risk charges for policies with ACSV I and ACSV II are .55%, .35%, .30%, and .25% respectively and subject to further reductions as defined in the above footnote (4).

     On page 28 of the Prospectus, delete the second sentence under the "Mortality and Expense Risk Charge -- Current" section and replace it with the following:

        If the policy has an Alternative Cash Surrender Value, the mortality and expense risk charge is increased in Policy Years 1 through 10 by 0.30% for ACSV I and by 0.55% for ACSV II, not to exceed a total mortality and expense risk charge of 1.00%.

     On page 51 of the prospectus, delete the title "Alternative Cash Surrender Value I ("ACSV")" and replace it with the following title: ALTERNATIVE CASH SURRENDER VALUE I or ALTERNATIVE CASH SURRENDER VALUE II ("ACSV I" or "ACSV II" or collectively "ACSV")

     On page 51 of the prospectus, replace the two paragraphs under the ACSV provision with the following:

        Your policy is available with or without ACSV. ACSV, however, can be elected only when the Policy is issued. NYLIAC will determine your eligibility for ACSV based on the ownership of the policy. ACSV I is available to a Policy owned by a Corporation or an Irrevocable Trust. ACSV II is available to a Policy funded by a Corporation or a Trust, a Policy owned by an approved charitable organization, a Policy financed through an approved financial institution, or other defined policyowner classes, if we agree. The current mortality and expense risk charges will be higher for policies with ACSV. The interest crediting rate for the Fixed Accounts on Policies with ACSV will be lower than on policies without ACSV.

        If your policy has ACSV, then for a period of ten years from the Issue Date, while the insured (under VUL) or either insured (under SVUL) is still living, you may surrender the policy for the ACSV. The ACSV is equal to the Cash Surrender Value plus the unamortized value of the ACSV Benefit. The cumulative ACSV Benefit is the sum of all sales expense charges and the monthly per thousand face amount charges since issue. The ACSV Benefit will be amortized beginning with the 13th policy month and continuing through the end of the 10th policy year. (See Appendix B and the SAI for details).

     Add the following to the end of the prospectus as Appendix B:

                                   APPENDIX B

                    ALTERNATIVE CASH SURRENDER VALUE (ACSV)

     If your policy has ACSV, your ACSV Benefit for policy months 1 through 12, as calculated on each Monthly Deduction Day, is equal to the sum of a + b + c, where:

     (a) = the current ACSV Benefit;

     (b) = any sales expense charges deducted from premiums paid since the last Monthly Deduction Day,

     (c) = the current month's per thousand face amount charge.

     In policy month 1, and before any premiums have been applied, (a) will equal zero.

     Your ACSV Benefit for policy months 13 through the end of the 10th policy year, as calculated on each Monthly Deduction Day, is equal to the sum of (a + b + c) - d, where:

     (a) = the current ACSV Benefit;

     (b) = any sales expense charges deducted from premiums paid since the last Monthly Deduction Day,

     (c) = the current month's per thousand face amount charge

     (d) = the current month's amortization of the ACSV Benefit.

     At the end of Policy Year 10, the ACSV Benefit will equal zero.

     Upon our receipt of your request to surrender this policy in full during the first ten Policy Years, we will increase the current ACSV Benefit by any sales expense charges that have been deducted from premium payments received since the last Monthly Deduction Day. We will then pay you the ACSV.

     The ACSV Benefit is only used to calculate the Alternative Cash Surrender Value payable in the event of a full surrender of all of the NYLIAC policies you own which include an ACSV Benefit. The ACSV Benefit is not invested and will not accumulate interest. The ACSV Benefit is not included as part of Cash Surrender Value and is therefore not available for loans or partial surrenders or to support monthly deduction charges.

     You do not receive the ACSV on a 1035 exchange, as part of a life insurance benefit payment, or, unless we agree, in the event the policy is assigned. In any of these circumstances the ACSV Benefit is retained by NYLIAC.

     Upon any reinstatement of the policy, the ACSV Benefit will equal zero. We will then calculate the value of this benefit from the period beginning on the reinstatement date up to the 10th policy anniversary. At reinstatement, the amortization of the ACSV Benefit will be calculated based on the number of months remaining in the ten year period.

                             ---------------------

                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
               NYLIAC PINNACLE VARIABLE UNIVERSAL LIFE INSURANCE
         NYLIAC PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE
                             PROSPECTUS-MAY 1, 2005


   TWO FLEXIBLE PREMIUM LIFE INSURANCE CONTRACTS OFFERED TO INDIVIDUALS UNDER
               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

         You can send service requests to us at the following address:

           New York Life Insurance and Annuity Corporation ("NYLIAC")
                            (A Delaware Corporation)
                           Advanced Markets Services
                          51 Madison Avenue, Room 452
                               New York, NY 10010
                           Telephone: (866) 695-3289

     This prospectus describes two different policies issued by NYLIAC. The Pinnacle VUL policy insures one person and pays a death benefit upon that person's death. The Pinnacle SVUL policy insures two people and pays a death benefit upon the death of the second person. Throughout this prospectus that second person is described as the last surviving insured. Other differences between the VUL and SVUL policies are noted in this prospectus.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.

     This life insurance policy is not considered an offering in any jurisdiction in which such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information ("SAI") other than as contained in these materials or any attached supplements to them or in any supplemental sales material we authorize.

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
Summary of Benefits and Risks........     4
  Benefits...........................     4
  Risks..............................     6
Table of Fees and Expenses...........     9
  Transaction Fees...................     9
  Periodic Charges Other Than Funds'
     Operating Expenses..............    10
  Funds' Annual Operating Expenses...    13
  Fund Annual Expenses...............    14
Definitions..........................    17
Management and Organization..........    19
  Insurer............................    19
  Your Policy........................    19
  About the Separate Account.........    19
  Our Rights.........................    20
  The Fixed Accounts.................    20
  How to Reach Us for Policy
     Services........................    20
  Funds and Eligible Portfolios......    21
  Investment Return..................    25
  Voting.............................    25
Charges Associated with the Policy...    26
  Deductions from Premiums...........    26
     Sales Expense Charges...........    26
     State Tax Charge................    26
     Federal Tax Charge..............    27
  Deductions from Cash Surrender
     Value...........................    27
     Monthly Contract Charge.........    27
     Charge for Cost of Insurance
       Protection....................    27
     Mortality and Expense Risk
       Charge........................    28
     Monthly per Thousand Face Amount
       Charge........................    28
     Rider Charges...................    28
     Expense Allocation..............    29
  Charges for Federal Income Taxes...    29
  Fund Charges.......................    29
  Transaction Charges................    29
Description of the Policy............    30
  The Parties........................    30
     Policyowner.....................    30
     Insured.........................    30
     Beneficiary.....................    30
  The Policy.........................    30
     How the Policy is Available.....    31
     Policy Premiums.................    31
     Cash Value......................    31
     Investment Divisions and the
       Fixed Accounts................    32


                                        PAGE
                                        ----
     Amount in the Separate
       Account.......................    32
     Amount in the Fixed Accounts....    32
     Transfers Among Investment
       Divisions and the Fixed
       Accounts......................    33
     Limits on Transfers.............    34
  Options Available at No Additional
     Charge..........................    36
     Dollar Cost Averaging...........    36
     Enhanced Dollar Cost
       Averaging.....................    36
     Automatic Asset Reallocation....    36
     Interest Sweep..................    37
     Expense Allocation..............    37
  Additional Benefits through Riders
     and Options.....................    37
  Supplementary Term Rider VS. Base
     Policy Coverage.................    39
  Maturity Date......................    40
  Tax-Free "Section 1035" Insurance
     Policy Exchanges................    40
  24-Month Exchange Privilege........    40
Premiums.............................    41
  Planned Premium....................    41
  Unplanned Premium..................    42
  Timing and Valuation...............    42
  Free Look..........................    43
  Premium Payments...................    43
  Premium Payments Returned for
     Insufficient Funds..............    43
Policy Payment Information...........    44
  When Life Insurance Coverage
     Begins..........................    44
  Changing the Face Amount of Your
     Policy..........................    44
  Policy Proceeds....................    44
  Payees.............................    45
  When We Pay Policy Proceeds........    45
  Death Claims.......................    46
  Electing or Changing a Payment
     Option..........................    47
  Life Insurance Benefit Options.....    48
     Changing Your Life Insurance
       Benefit Option................    49
Additional Policy Provisions.........    50
  Limits on Our Rights to Challenge
     Your Policy.....................    50
  Suicide............................    50
  Misstatement of Age or Gender......    50
  Assignment.........................    50

                                        PAGE
                                        ----
Surrenders...........................    50
  Partial Surrenders.................    50
     Amount Available for a Partial
       Surrender.....................    51
     Requesting a Partial
       Surrender.....................    51
     The Effect of a Partial
       Surrender.....................    51
  Full Surrenders....................    52
     Cash Surrender Value............    52
     Alternative Cash Surrender Value
       I.............................    53
     Requesting a Surrender..........    53
     When the Surrender is
       Effective.....................    53
Loans................................    53
  Your Policy as Collateral for a
     Loan............................    53
  Loan Interest......................    54
  Interest on the Cash Value Held as
     Collateral......................    54
  When Loan Interest is Due..........    54
  Loan Repayment.....................    55
  Excess Loan Condition..............    55
  The Effect of a Policy Loan........    55
Termination and Reinstatement........    55
  Late Period........................    55
  No-Lapse Guarantee.................    56
  Reinstatement Option...............    57
Federal Income Tax Considerations....    57
  Our Intent.........................    57



                                        PAGE
                                        ----
  Tax Status of NYLIAC and the
     Separate Account................    58
  Charges for Taxes..................    58
  Diversification Standards and
     Control Issues..................    58
  Life Insurance Status of the
     Policy..........................    59
  Modified Endowment Contract
     Status..........................    60
  Policy Surrenders and Partial
     Withdrawals.....................    61
  Policy Loans and Interest
     Deductions......................    61
  Corporate Owners...................    62
  Exchanges or Assignments of
     Policies........................    62
  Reasonableness Requirement for
     Charges.........................    62
  Living Benefits Rider..............    63
  Other Tax Issues...................    63
  Qualified Plans....................    63
  STEP Program.......................    63
  Withholding........................    63
Legal Proceedings....................    64
Records and Reports..................    64
Financial Statements.................    65
State Variations.....................    66
Appendix A--Illustrations............   A-1

                         SUMMARY OF BENEFITS AND RISKS

     The following is a brief summary of certain features of NYLIAC Pinnacle Variable Universal Life Insurance ("VUL") and NYLIAC Pinnacle Survivorship Variable Universal Life Insurance ("SVUL"). More complete and detailed information regarding these features is discussed later in this prospectus and in the SAI.

                                    BENEFITS

PROTECTION

     The policy offers you the protection of permanent life insurance that can, over time, become a valuable asset.

     The policy provides permanent life insurance coverage with the opportunity for tax-deferred cash value accumulation. Premium payments, less any applicable charges, are added to the Investment Divisions according to your instructions. The investment return of the policy is based on:

     -- the amount in and performance of each Investment Division of the Separate Account;

     -- the amount in and interest crediting rate of the Fixed Accounts; and

     -- the charges we deduct.

     With the policy, you have the potential for higher rates of return and cash value accumulation than with a fixed rate insurance policy.

FLEXIBLE PREMIUMS

     Policy premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the initial minimum premium payment, there are no required premiums. As long as the Cash Surrender Value is sufficient to cover the policy's monthly deductions, you can increase, decrease or stop making premium payments to meet your changing needs. See "Definitions" for an explanation of "Cash Surrender Value."

NO-LAPSE GUARANTEE

     The policy offers a no-lapse guarantee. This ensures that your policy will remain in effect during the first three policy years, provided that your policy premium payments satisfy the minimum premium test. See "Termination and Reinstatement--No-Lapse Guarantee" for information or premiums required to pass the test. In the thirty-seventh month, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a bill. If that bill is not paid, the policy will lapse. This benefit prevents your policy from lapsing for three years, regardless of your account performance. The guarantee period will end before the third policy anniversary if: (1) you do not pass the minimum premium test, (2) you change the Face Amount of the policy or the Life Insurance Benefit option resulting in a change in Face Amount, (3) you add or delete any riders to the policy, or increase or decrease rider coverage amounts, or (4) there is a change in underwriting class. The no-lapse guarantee is not available if the policy is issued with the Level First-to-Die Rider, the Scheduled Term Insurance Rider or the Scheduled Supplementary Term Insurance Rider.

LIQUIDITY THROUGH LOANS

     The policy allows you to access your policy's Cash Value through loans. Your policy value will be used as collateral to secure any policy loan. You can borrow an amount up to the loan value of your policy. The loan value of your policy is discussed more fully in the section below entitled "Loans."

LIQUIDITY THROUGH PARTIAL SURRENDERS

     You can also request a partial surrender from your policy for an amount up to the Cash Surrender Value of your policy. Partial surrenders will reduce the policy's Cash Value and can reduce your Life Insurance Benefit. We will not allow a partial surrender for an amount that would cause your policy's Face Amount, Target Face Amount or Total Face Amount to fall below $500,000 ($250,000 of which is the minimum Face Amount requirement). Certain charges may apply. Partial surrenders can result in a taxable event.

ALTERNATIVE CASH SURRENDER VALUE

     An Alternative Cash Surrender Value (ACSV) (see "Definitions" for an explanation of ACSV) may be made available to a Corporation, Irrevocable Trust or other defined policyowner class if we agree. If your policy has an ACSV, the policy can be surrendered within the first ten years for the ACSV. The ACSV equals the Cash Surrender Value plus the unamortized ACSV benefit. Policies with an ACSV will have higher mortality and expense risk charges.

INVESTMENT DIVISION OPTIONS

     This policy offers you a choice of 42 Investment Divisions and the Fixed Accounts. The transfer of value between the Investment Divisions can be made within limits. You can change your Investment Division and fixed account allocations tax-free during the life of the policy.

CHANGE THE AMOUNT OF COVERAGE

     With the policy, you are able to increase or decrease the policy's Face Amount. Increases are subject to underwriting. Contestability and Suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will also result in additional cost of insurance charges and a new seven-year testing period for modified endowment contract status. Increases may result in an increase to the Target Premium. We can limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to purchase additional insurance through an existing term insurance rider rather than increasing the Face Amount of your policy. (See "The Policies--Additional Benefits Through Riders" for details.)

THREE LIFE INSURANCE BENEFIT OPTIONS

     The policy offers different life insurance benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the life insurance benefit will be calculated.

     -- Option 1--a level benefit equal to your policy's Face Amount.

     -- Option 2--a benefit which varies and equals the sum of your policy's
        Face Amount and Cash Value.

     -- Option 3--a benefit which varies and equals the sum of your policy's
        Face Amount and the Adjusted Total Premium.

AUTOMATED INVESTMENT FEATURES

     There are four administrative features available to help you manage the policy's Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation, Dollar Cost Averaging, Expense Allocation and Interest Sweep.

ENHANCED DOLLAR COST AVERAGING PROGRAM

     You may have the option of electing the Enhanced Dollar Cost Averaging Program (Enhanced DCA) that allows you to set up dollar cost averaging using the Enhanced DCA Fixed Account when an initial premium payment is made.

OPTIONAL RIDERS

     The policy offers additional insurance coverage and other benefits through several optional riders. Certain riders have costs associated with them.

A HIGHLY-RATED COMPANY

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a subsidiary of New York Life Insurance Company ("NYLIC"). NYLIC has more than 150 years of experience in the offering of insurance products, and is a highly-rated insurer. Ratings only apply to the general account of NYLIAC, and not the performance of the policy's Investment Divisions, which will fluctuate with market conditions.

                                     RISKS

INVESTMENT RISK

     While you have the potential for a higher rate of return than with a fixed rate policy, investment returns on the assets in the Separate Account may decline in value, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objective.

RISK OF LAPSE

     Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value and no benefits accrue upon the death of the insured. Your policy involves risks, including the potential risk of loss of the principal invested. Note that termination and lapse have the same meaning and effect.

     A policy that has a Cash Surrender Value just sufficient to cover monthly deductions and charges or that is otherwise minimally funded is more likely to be unable to maintain its Cash Surrender Value due to market fluctuation and other performance related risks.

To continue to keep your policy in force when the no-lapse guarantee period ends, premium payments significantly higher than the premium necessary to maintain the no-lapse guarantee benefit may be required. In addition, by paying only the minimum required monthly premium, you may forego the opportunity to build up significant Cash Value in the policy. When determining the amount of your initial premium, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

POTENTIAL FOR INCREASED CHARGES

     The actual charges deducted are current charges on your policy. However, we have the right to increase those charges at any time up to the amount shown in your policy as the guaranteed maximum charges. In addition, we may increase the amount we deduct as a federal or state tax charge to reflect changes in tax law. Actual charges will never exceed the guaranteed charges. (See "Table of Fees and Expenses" for more information.)

RISK OF LAPSE FROM POLICY LOANS

     The larger the loan becomes relative to the policy's Cash Surrender Value, the greater the risk that the policy's remaining Cash Surrender Value will not be sufficient to support the policy's charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan and could cause your policy to become a modified endowment contract.

     A loan, repaid or not, has a permanent effect on your Cash Surrender Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate credited on the loan amount in the Standard Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater the effect on your Cash Value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

TAX RISKS

     The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the Policy. These risks include: (1) the possibility that the Internal Revenue Service ("IRS") may interpret the rules that apply to variable life insurance contracts in a manner that could result in you being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; and (5) the potential that corporate ownership of a policy may affect the owner's exposure to the corporate alternative minimum tax.

Portfolio Risks

     A discussion of the risks of allocating Cash Value to each Fund can be found in that Fund's prospectus.


POTENTIALLY HARMFUL TRANSFER ACTIVITY



     This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity (see "Limits on Transfers" for more information). We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:



     -- portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective



     -- increased administrative and Fund brokerage expenses



     -- dilution of the interests of long-term investors



     An underlying Fund portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See "Limits on Transfers" for more information on the risks of frequent trading.)

                           TABLE OF FEES AND EXPENSES

     The following tables describe the fees and expenses that you will pay when buying and owning the policy. The charges shown apply to both VUL and SVUL unless otherwise indicated. The first table describes the fees and expenses that you will pay when you make a premium payment, a partial surrender, or transfer Cash Value between investment options.

                                TRANSACTION FEES

   CHARGE                                   WHEN CHARGE IS DEDUCTED                 AMOUNT DEDUCTED
   ------                                   -----------------------                 ---------------
   Sales Expense Charge for premiums   When premium payment is applied     Guaranteed maximum: 56.75%(1)
     paid up to the Target Premium                                         Current: 56.75%(2)
     (as a % of premium payment)
   ----------------------------------------------------------------------------------------------------------
   Sales Expense Charge for premiums   When premium payment is applied     Guaranteed maximum: 3.75%(3)
     paid over the Target Premium (as                                      Current: 2.75%(4)
     a % of premium payment)
   ----------------------------------------------------------------------------------------------------------
   Premium Taxes (as a % of premium    When premium payment is applied     All taxes may vary over time.
     payment):                                                             Guaranteed maximums are subject to
                                                                           tax law changes.
                                                                           Current: 2%
     State Tax
     Federal Tax
       - Non-Qualified Policy                                              Current: 1.25%
       - Qualified Policy                                                  None
   ----------------------------------------------------------------------------------------------------------
   Partial Surrender Fee               At time of partial surrender        Guaranteed maximum: $25 for each
                                                                           partial surrender taken(5)
                                                                           Current: $0
   ----------------------------------------------------------------------------------------------------------
   Transfer Charge                     At time of transfer                 Guaranteed maximum: $30 per
                                                                           transfer after 12 transfers in a
                                                                           policy year
                                                                           Current: $0
   ----------------------------------------------------------------------------------------------------------
   Living Benefits Rider               When you exercise the benefit       $150 (one-time)

1 Guaranteed sales expense charges for premiums paid up to the Target Premium are reduced to 26.75% in Policy Years 2-5, and 1.75% in Policy Years in Policy Years 6 and beyond.
2 Current sales expense charges for premiums paid up to the Target Premium are reduced to 26.75% in Policy Years 2-5, 1.75% in Policy Years 6 and 0.75% in Policy Years 7 and beyond.
3 Guaranteed sales expense charges for premiums paid over the Target Premium are reduced to 1.75% in Policy Years 6 and beyond.
4 Current sales expense charges for premiums paid over the Target Premium are reduced to 1.75% in Policy Year 6, and 0.75% in Policy Years 7 and beyond.
5 A partial surrender fee is not charged upon a full surrender of the policy.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund's fees and expenses.

             PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES

                 CHARGE                       WHEN CHARGE IS DEDUCTED                 AMOUNT DEDUCTED
                 ------                       -----------------------                 ---------------
   Monthly Contract Charge               Each monthly deduction day to age   Guaranteed Maximum $100 per
                                         100                                 month(1)
   ------------------------------------------------------------------------------------------------------------
   Cost of Insurance Charge(2) [VUL]     Each monthly deduction day to age   Guaranteed Maximum: $83.33 per
                                         100                                 month per $1000 of Net Amount at
                                                                             Risk(3)
                                                                             Guaranteed Minimum: $0.06 per
                                                                             month per $1000 of Net Amount of
                                                                             Risk
                                                                             Guaranteed Initial Charge for a
                                                                             Male, Age 45, preferred rating:
                                                                             $0.28 per month per $1000 of Net
                                                                             Amount of Risk
   ------------------------------------------------------------------------------------------------------------
   Cost of Insurance Charge(2) [SVUL]    Each monthly deduction day to age   Guaranteed Maximum: $83.33 per
                                         100 of the younger insured          month per $1000 of Net Amount at
                                                                             Risk(3)
                                                                             Guaranteed Minimum: $.01 per month
                                                                             per $1000 of Net Amount of Risk
                                                                             Guaranteed Initial Charge for a
                                                                             Male Age 65+/Female Age 65,
                                                                             preferred rating: $0.02 per month
                                                                             per $1000 of Net Amount of Risk
   ------------------------------------------------------------------------------------------------------------
   Mortality and Expense Risk Charge     Each monthly deduction day to age   Guaranteed Maximum: 1.00%
     (as a % of Separate Account         100                                 Current: .55%(4)
     Value)
   ------------------------------------------------------------------------------------------------------------
   Per Thousand Face Amount Charge       Each Monthly Deduction Day          $0.03 per $1000 of face amount(5)
                                                                             (Charge is based on the policy's
                                                                             face amount, plus any Supplemental
                                                                             Term Rider benefit, plus any
                                                                             Scheduled Term Insurance Rider
                                                                             benefit, plus any Scheduled
                                                                             Supplementary Term Insurance Rider
                                                                             Face Amount)
   ------------------------------------------------------------------------------------------------------------
   RIDERS (VUL)



     - Guaranteed Minimum Death          Monthly until rider expires         $0.01 per $1000 of Face Amount
       Benefit

                 CHARGE                       WHEN CHARGE IS DEDUCTED                 AMOUNT DEDUCTED
                 ------                       -----------------------                 ---------------
     - Supplementary Term(2)             Monthly until rider expires         Guaranteed maximum: $41.71 per
                                                                             $1,000 of term insurance benefit
                                                                             Guaranteed minimum: $0.07 per
                                                                             $1000 of term insurance benefit at
                                                                             Risk
                                                                             Representative Insured (Male Age
                                                                             45 Preferred) $0.36 per $1000 of
                                                                             term insurance benefit
   ------------------------------------------------------------------------------------------------------------
     - Scheduled Term Insurance(2)       Monthly until rider expires         Guaranteed maximum: $41.71 per
                                                                             $1,000 of face amount
                                                                             Guaranteed minimum: $0.07 per
                                                                             $1,000 of face amount
                                                                             Representative Insured (Male Age
                                                                             45 Preferred) $0.36 per $1000 of
                                                                             face amount
   ------------------------------------------------------------------------------------------------------------
     - Scheduled Supplementary(2)        Monthly until rider expires         Guaranteed maximum: $41.71 per
       Term Insurance                                                        $1,000 of term insurance benefit
                                                                             Guaranteed minimum: $0.07 per
                                                                             $1000 of term insurance benefit
                                                                             Representative Insured (Male Age
                                                                             45 Preferred) $0.36 per $1000 of
                                                                             term insurance benefit
   ------------------------------------------------------------------------------------------------------------
     - Life Extension Benefit(2)         Monthly until rider expires         Guaranteed maximum: $1.15 per
                                         (Charges begin at insured's         month per $1000 of Net Amount at
                                         age 90)                             Risk
                                                                             Guaranteed minimum: $0.03 per
                                                                             month per $1000 of Net Amount at
                                                                             Risk
                                                                             Representative Insured: (Male Age
                                                                             45 Preferred) $0.58 per month per
                                                                             $1000 of Net Amount at Risk
   ------------------------------------------------------------------------------------------------------------
     - Life Extension Benefit II(2)      Monthly until rider expires         Guaranteed maximum: $1.05 per
                                                                             month per $1000 of Face Amount
                                                                             Guaranteed minimum: $0.01 per
                                                                             month per $1000 of Face Amount
                                                                             Representative Insured: (Male Age
                                                                             45 Preferred) $0.01 per month
                                                                             $1000 of Face Amount
   ------------------------------------------------------------------------------------------------------------
     - Spouse's Paid-Up Insurance        N/A                                 No Charge
       Purchase Option
   ------------------------------------------------------------------------------------------------------------
   RIDERS (SVUL)
     - Guaranteed Minimum Death          Monthly until rider expires         $0.01 per $1000 Face Amount
       Benefit
   ------------------------------------------------------------------------------------------------------------
     - Supplementary Term(2)             Monthly until rider expires         Guaranteed maximum: $34.94 per
                                                                             $1000 of term insurance benefit
                                                                             Guaranteed minimum: $0.01 per
                                                                             $1000 of term insurance benefit
                                                                             Representative Insureds:
                                                                             (Male/Female--Age 65/65 Preferred)
                                                                             $0.03 per $1000 of term insurance
                                                                             benefit


                 CHARGE                       WHEN CHARGE IS DEDUCTED                 AMOUNT DEDUCTED
                 ------                       -----------------------                 ---------------
     - Scheduled Term Insurance(2)       Monthly until rider expires         Guaranteed maximum: $34.94 per
                                                                             $1000 of term insurance face
                                                                             amount
                                                                             Guaranteed minimum: $0.01 per
                                                                             $1000 of term insurance face
                                                                             amount
                                                                             Representative Insureds: (Male Age
                                                                             65/Female, Age 65, Preferred)
                                                                             $0.03 per $1000 of term insurance
                                                                             face amount
   ------------------------------------------------------------------------------------------------------------
     - Scheduled Supplementary Term      Monthly until rider expires         Guaranteed maximum: $34.94 per
       Insurance(2)                                                          $1000 of term insurance benefit
                                                                             Guaranteed minimum: $0.01 per
                                                                             $1000 of term insurance benefit
                                                                             Representative Insureds:
                                                                             (Male/Female--Age 65/65 Preferred)
                                                                             $0.03 per month per $1000 of term
                                                                             insurance benefit
   ------------------------------------------------------------------------------------------------------------
     - Life Extension Benefit(2)         Monthly until rider expires         Guaranteed maximum: $2.60 per
                                         (charges begin at insured's         month per $1000 of Net Amount at
                                         age 90)                             Risk
                                                                             Guaranteed minimum: $0.07 per
                                                                             month per $1000 of Net Amount at
                                                                             Risk
                                                                             Representative Insured: (Male, Age
                                                                             65/Female Age 65, Preferred) $0.82
                                                                             per month per $1000 of Net Amount
                                                                             at Risk
   ------------------------------------------------------------------------------------------------------------
     - Life Extension Benefit II(2)      Monthly until rider expires         Guaranteed maximum: $2.86 per
                                                                             month per $1000 of Face Amount
                                                                             Guaranteed minimum: $0.01 per
                                                                             month per $1000 of Face Amount
                                                                             Representative Insured: (Male, Age
                                                                             65/Female Age 65, Preferred) $0.14
                                                                             per month $1000 of Face Amount
   ------------------------------------------------------------------------------------------------------------
     - Level First-to-Die Term(2)        Monthly until rider expires         Guaranteed maximum: $60.78 per
                                                                             month per $1000 of term insurance
                                                                             face amount
                                                                             Guaranteed minimum: $0.02 per
                                                                             month per $1000 of term insurance
                                                                             face amount
                                                                             Representative Insured:
                                                                             (Male/Female--Age 65/65 Preferred)
                                                                             $0.37 per month per $1000 of term
                                                                             insurance face amount
   ------------------------------------------------------------------------------------------------------------
     - Loan Interest                     Monthly (while loan balance is      Guaranteed 6% annually
                                         outstanding)                        current 4% annually(6)

------------

(1) Guaranteed monthly contract charges are reduced to $50 and current monthly contract charges are reduced to $25 in Policy Years 2 and beyond. If the Face Amount, Target Face Amount or Total Face Amount falls below $1 million, the monthly contract charge is guaranteed not to exceed $25 per month.
(2) This cost varies based on characteristics of the Insured(s) and the charge shown may not be representative of the charge you will pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your Registered Representative.
(3) "Net Amount at Risk" is equal to the Life Insurance Benefit minus the policy's Cash Value. See "Life Insurance Benefit Options" for more information. The cost of insurance shown here does not reflect any applicable flat extra charge, which may be imposed based on our underwriting.
(4) Current mortality and expense risk charges are reduced to 0.35% in Policy Years 21 and beyond.
(5) Current per thousand face amount charges are reduced to $0.00 in Policy Years 6 and beyond.
(6) The current loan interest rate is reduced to 3.25% annually in Policy Years 11 and beyond.

     The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2003. Fund expenses may be higher or lower in the future. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.

     FUNDS' ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
                                   ASSETS)(1)

                                                                     MINIMUM                    MAXIMUM
                                                                     -------                    -------
   Total Annual Fund Companies' Operating Expenses(2)....             0.18%                      7.06%
   -------------------------------------------------------------------------------------------------------------

 (1) Expressed as a percentage of average net assets for the fiscal year ended December 31, 2003. This information is provided by the Funds and their agents, and is based on 2003 expenses and may reflect estimated charges. We have not verified the accuracy of this information.
 (2) Expenses that are deducted from Fund Company assets, including management fees, distribution fees, service fees 12b-1 fees, and other expenses.

FUND ANNUAL EXPENSES

                                                                   MAINSTAY VP                    MAINSTAY VP
                                                   MAINSTAY VP       CAPITAL       MAINSTAY VP      COMMON        MAINSTAY VP
                                                     BOND--       APPRECIATION--      CASH         STOCK*--      CONVERTIBLE--
                                                  INITIAL CLASS   INITIAL CLASS    MANAGEMENT    INITIAL CLASS   INITIAL CLASS
                                                  -------------   --------------   -----------   -------------   -------------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2003)
  Advisory Fees.................................      0.25%           0.36%           0.25%          0.25%           0.36%
  Administration Fees...........................      0.20%           0.20%           0.20%          0.20%           0.20%
  12b-1 Fees....................................      0.00%           0.00%           0.00%          0.00%           0.00%
  Other Expenses................................      0.09%           0.08%           0.10%          0.07%           0.11%
  Total Fund Annual Expenses....................      0.54%           0.64%           0.55%          0.52%           0.67%

                                                                   MAINSTAY VP
                                                                   HIGH YIELD      MAINSTAY VP
                                                   MAINSTAY VP      CORPORATE       S&P 500**
                                                  GOVERNMENT--       BOND--          INDEX--
                                                  INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                                  -------------   -------------   -------------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2003)
  Advisory Fees.................................      0.30%           0.30%           0.10%
  Administration Fees...........................      0.20%           0.20%           0.20%
  12b-1 Fees....................................      0.00%           0.00%           0.00%
  Other Expenses................................      0.09%           0.10%           0.09%
  Total Fund Annual Expenses....................      0.59%           0.60%           0.39%

                                                                                   MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
                                                                                    AMERICAN         DREYFUS       EAGLE ASSET
                                                   MAINSTAY VP                       CENTURY          LARGE        MANAGEMENT
                                                      TOTAL        MAINSTAY VP      INCOME &         COMPANY         GROWTH
                                                    RETURN--         VALUE--        GROWTH--         VALUE--        EQUITY--
                                                  INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                                  -------------   -------------   -------------   -------------   -------------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2003)
  Advisory Fees.................................      0.32%           0.36%           0.50%           0.60%           0.50%
  Administration Fees...........................      0.20%           0.20%           0.20%           0.20%           0.20%
  12b-1 Fees....................................      0.00%           0.00%           0.00%           0.00%           0.00%
  Other Expenses................................      0.09%           0.10%           0.24%           0.19%           0.13%
  Total Fund Annual Expenses....................      0.61%           0.66%           0.94%           0.99%           0.83%

                                                    ALGER          ALGER
                                                  AMERICAN        AMERICAN         AMERICAN
                                                  LEVERAGED        SMALL          CENTURY VP       AMERICAN
                                                  ALL CAP--   CAPITALIZATION--    INFLATION       CENTURY VP
                                                   CLASS O        CLASS O        PROTECTION--   INTERNATIONAL--
                                                   SHARES          SHARES         CLASS II*        CLASS II
                                                  ---------   ----------------   ------------   ---------------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2003)
  Advisory Fees.................................    0.85%          0.85%            0.50%(b)         1.23%(b)
  Administration Fees...........................    0.00%          0.00%            0.00%            0.00%
  12b-1 Fees....................................    0.00%          0.00%            0.25%            0.25%
  Other Expenses................................    0.12%          0.12%            0.00%            0.01%
  Total Fund Annual Expenses....................    0.97%          0.97%            0.75%            1.49%

------------
*   Formerly MainStay VP Growth Equity
**  Formerly MainStay VP Indexed Equity


                                                   AMERICAN       DREYFUS          DREYFUS VIF          FIDELITY(R)
                                                  CENTURY VP   IP TECHNOLOGY        DEVELOPING              VIP
                                                   VALUE--        GROWTH--          LEADERS--         CONTRAFUND(R)--
                                                   CLASS II    INITIAL SHARES   INITIAL SHARES(D)      INITIAL CLASS
                                                  ----------   --------------   -----------------     ---------------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2003)
  Advisory Fees.................................    0.85%(b)       0.75%              0.75%                0.58%
  Administration Fees...........................    0.00%          0.00%              0.00%                0.00%
  12b-1 Fees....................................    0.25%          0.00%              0.00%                0.00%
  Other Expenses................................    0.00%          0.13%              0.07%                0.09%
  Total Fund Annual Expenses....................    1.10%          0.88%(c)           0.82%(c)             0.67%(e)

                                                     FIDELITY(R)
                                                         VIP              FIDELITY(R)          FIDELITY(R)        FIDELITY(R) VIP
                                                       EQUITY-                VIP                  VIP               INVESTMENT
                                                       INCOME--             GROWTH--           INDEX 500--          GRADE BOND--
                                                    INITIAL CLASS        INITIAL CLASS        INITIAL CLASS        INITIAL CLASS
                                                    -------------        -------------        -------------       ---------------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2003)
  Advisory Fees.................................        0.48%                0.58%                0.24%                0.43%
  Administration Fees...........................        0.00%                0.00%                0.00%                0.00%
  12b-1 Fees....................................        0.00%                0.00%                0.00%                0.00%
  Other Expenses................................        0.09%                0.09%                0.10%                0.11%
  Total Fund Annual Expenses....................        0.57%(e)             0.67%(e)             0.34%(f)             0.54%(e)

------------

* This Investment Division is available June 16, 2003.

                                                                                   JANUS ASPEN                     JANUS ASPEN
                                                                                     SERIES        JANUS ASPEN       SERIES
                                                   FIDELITY(R)     FIDELITY(R)       MID CAP         SERIES         WORLDWIDE
                                                       VIP             VIP          GROWTH--       BALANCED--       GROWTH--
                                                    MID CAP--      OVERSEAS--     INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL
                                                  INITIAL CLASS   INITIAL CLASS     SHARES(G)        SHARES          SHARES
                                                  -------------   -------------   -------------   -------------   -------------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2003)
  Advisory Fees.................................      0.58%           0.73%           0.65%           0.65%           0.65%
  Administration Fees...........................      0.00%           0.00%           0.00%           0.00%           0.00%
  12b-1 Fees....................................      0.00%           0.00%           0.00%           0.00%           0.00%
  Other Expenses................................      0.12%           0.17%           0.02%           0.02%           0.06%
  Total Fund Annual Expenses....................      0.70%(e)        0.90%(e)        0.67%           0.67%           0.71%


                                                     MFS(R)          MFS(R)
                                                    INVESTORS          NEW           MFS(R)
                                                      TRUST         DISCOVERY       RESEARCH
                                                    SERIES--        SERIES--        SERIES--
                                                  INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                                  -------------   -------------   -------------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2003)
  Advisory Fees.................................      0.75%           0.90%           0.75%
  Administration Fees...........................      0.00%           0.00%           0.00%
  12b-1 Fees....................................      0.00%           0.00%           0.00%
  Other Expenses................................      0.12%           0.14%           0.13%
  Total Fund Annual Expenses....................      0.87%           1.04%(h)        0.88%(h)

                                                     MFS(R)        NEUBERGER                      T. ROWE       VAN ECK
                                                    UTILITIES       BERMAN         T. ROWE         PRICE       WORLDWIDE
                                                    SERIES--      AMT MID-CAP   PRICE EQUITY    LIMITED-TERM   ABSOLUTE
                                                  INITIAL CLASS     GROWTH         INCOME           BOND        RETURN
                                                  -------------   -----------   ------------    ------------   ---------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2003)
  Advisory Fees.................................      0.75%          0.84%          0.85%          0.70%         2.50%
  Administration Fees...........................      0.00%          0.00%          0.00%          0.00%         0.00%
  12b-1 Fees....................................      0.00%          0.00%          0.00%          0.00%         0.00%
  Other Expenses................................      0.17%          0.04%          0.00%          0.00%         4.56%
  Total Fund Annual Expenses....................      0.92%(h)       0.88%          0.85%(i)       0.70%(i)      7.06%(j)

                                                                  VAN             VAN
                                                   VAN ECK     KAMPEN UIF      KAMPEN UIF          VAN
                                                  WORLDWIDE     EMERGING        EMERGING        KAMPEN UIF
                                                    HARD        MARKETS         MARKETS         U.S. REAL
                                                   ASSETS     DEBT CLASS I   EQUITY CLASS I   ESTATE CLASS I
                                                  ---------   ------------   --------------   --------------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2003)
  Advisory Fees.................................    1.00%        0.80%           1.25%            0.80%
  Administration Fees...........................    0.00%        0.00%           0.00%            0.00%
  12b-1 Fees....................................    0.00%        0.00%           0.00%            0.00%
  Other Expenses................................    0.23%        0.41%           0.62%            0.31%
  Total Fund Annual Expenses....................  1.23%()        1.21%(k)        1.87%(k)         1.11%(k)

------------
*   These Investment Divisions are available starting May 10, 2004.
(a) The Fund or its agents provided the fees and charges which are based on 2003 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
(b) The Fund has a stepped fee schedule. As a result, the Fund's advisory fee generally decreases as Fund assets increase.
(c) The expenses shown are for the fiscal year ended December 31, 2003. Current or future expenses may be greater or less than those presented. Please consult the underlying mutual fund prospectus for more complete information.
(d)  Formerly Dreyfus VIF Small Cap.

(e) Actual annual class operating expenses for these Fidelity portfolios were lower because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. These offsets may be discontinued at any time.
(f) The Fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement can be discontinued by the Fund's manager at any time. Including this reimbursement, the "Advisory Fees," "Other Expenses," and "Total Fund Annual Expenses" in 2003 were 0.24%, 0.04% and 0.28%, respectively.
(g)  Formerly Janus Aspen Series Aggressive Growth.
(h) Each MFS series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Total Fund Annual Expenses" would be lower for certain series and would equal 1.03% for New Discovery Series, 0.86% for Research Series and 0.91% for Utilities Series.
(i) The portfolio pays T. Rowe Price an annual fee that includes investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on portfolio average daily net assets and is calculated and accrued daily.
(j) Because the Fund has less than one year of operating history, the fees and expenses are based on estimates for the current fiscal year. These pro forma expenses are based on average net assets of $100 million. The Advisory Fee includes all subadvisory fees. The Adviser has agreed to voluntarily waive fees and assume certain operating expenses to limit the Total Fund Annual Expenses (excluding brokerage commissions and transaction fees, interest, dividends paid on short sales, taxes and extraordinary expenses) to 2.23% of average daily net assets. These fee waivers are not contractual and may be discontinued at the discretion of the Adviser.
(k) Fund annual expenses listed are prior to any waivers and reimbursements made by the Adviser. The management fee for certain portfolios may be reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expenses exceed the following percentages: Emerging Markets Debt Portfolio 1.30%, Emerging Markets Equity Portfolio 1.75% and U.S. Real Estate Portfolio 1.10%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Had these reductions been taken into account, the "Advisory Fees," Administration Fees," Other Expenses" and "Total Fund Annual Expenses," respectively, would be as follows: Emerging Markets Debt Portfolio 0.80%, 0.0%, 0.40%, 1.20%, Emerging Markets Equity Portfolio 1.16%, 0.00%, 0.59%, 1.75% and U.S. Real Estate Portfolio 0.79%, 0.00%, 0.31%, 1.10%. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in "Other Expenses" of the Emerging Markets Equity Portfolio are 0.06% of such investment related expenses.

                                  DEFINITIONS

ADJUSTED TOTAL PREMIUM: The total premiums paid minus any partial surrenders. This amount will never be less than zero.

AGE: Insured's age at the nearest birthday (i.e., birthday within 6 months of the policy date). If the policy date is more than 6 months after the insured's most recent birthday, the issue age is the Insured's age on the next birthday.

ALLOCATION ALTERNATIVES: The 42 Investment Divisions available through the Separate Account, and the Fixed Accounts.

ALTERNATIVE CASH SURRENDER VALUE ("ACSV"): For eligible policies, an amount equal to the Cash Surrender Value plus the sum of all sales expense charges and monthly per thousand Face Amount charges amortized over the first ten policy years.

BUSINESS DAY: Day on which the New York Stock Exchange is open for regular trading.

CASH SURRENDER VALUE: The Cash Value less any unpaid loans and accrued interest. See "Full Surrenders" for more information.

CASH VALUE: The policy's Separate Account Value, plus the value in the Fixed Accounts.

CASH VALUE ACCUMULATION TEST ("CVAT"): An IRS test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

ENHANCED DOLLAR COST AVERAGING FIXED ACCOUNT: The 12-month Dollar Cost Averaging (DCA) account used specifically for the Enhanced DCA program.

FACE AMOUNT: The dollar amount of life insurance under the base policy as selected by the owner at the time of issue. It equals the initial Face Amount shown on the Policy Data Page, plus or minus any changes made to the initial Face Amount.

FIXED ACCOUNTS: The Standard Fixed Account and the Enhanced Dollar Cost Averaging Fixed Account.

FUND:  An open-end management investment company.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains or losses that are not included in the Separate Account or any other separate account. We allocate any net premium payments you make during the free look period to this account.

GUIDELINE PREMIUM TEST ("GPT"): An IRS test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IRC:  Internal Revenue Code.

ISSUE DATE:  The date we issue the policy as specified on the Policy Data Page.

LIFE INSURANCE BENEFIT: The benefit calculated under the life insurance benefit option you have chosen.

MONTHLY DEDUCTION DAY: The date on which we deduct your monthly contract charge, cost of insurance charge, mortality and expense risk charge, per thousand Face Amount charge and any rider charges from your policy's Cash Value. The first Monthly Deduction

Day will be the first monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the first occurrence of this calendar day on or following the date we receive the initial premium payment.

MORTALITY AND EXPENSE RISK: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

NET AMOUNT AT RISK: An amount equal to the Life Insurance Benefit minus the policy's Cash Value. See "Life Insurance Benefit Options" for more information.

NON-QUALIFIED POLICY: A policy that is issued to a person or an entity, other than employee benefit plans that qualifies for special federal income tax treatment.

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you may not choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY PROCEEDS: The benefit we will pay to your beneficiary when we receive proof that the insured (under VUL) or last surviving insured (under SVUL) died while the policy is in effect. It is equal to the Life Insurance Benefit plus any additional death benefits under any riders you have chosen minus any outstanding loans (including any accrued loan interest).

POLICY YEAR: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.

QUALIFIED POLICY: A policy owned by an employee benefit plan that qualifies for special federal income tax treatment.

SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums which are allocated to the Investment Divisions.

SEPARATE ACCOUNT VALUE: An amount equal to the cash value allocated to the Separate Account.

STANDARD FIXED ACCOUNT: The fixed account that credits interest at a fixed rate. The Standard Fixed Account is supported by assets in NYLIAC's general account. The amount in the Standard Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.

TARGET FACE AMOUNT: An amount equal to the policy's Face Amount plus the Supplementary Term Rider term insurance Face Amount.

TARGET PREMIUM: An amount used to determine the premium expense charges to be deducted from your premium payment in a given Policy Year. The amount of the Target Premium is derived from the policy's Face Amount and the insured's age and risk class. The Target Premium may change if the policy's Face Amount is increased or decreased.

TOTAL FACE AMOUNT: An amount equal to the policy's Face Amount, or Target Face Amount if applicable, plus the face amount of the Scheduled Supplementary Term Insurance Rider.

                          MANAGEMENT AND ORGANIZATION

                                    INSURER

New York Life Insurance and Annuity Corporation ("NYLIAC")
(a wholly-owned subsidiary of New York Life Insurance Company)
51 Madison Avenue
New York, NY 10010

                                  YOUR POLICY

     The policy is offered by NYLIAC. Policy assets are invested in Variable Universal Life Separate Account-I (the "Separate Account"), which has been in existence since June 4, 1993. The Policy offers life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, loans and partial surrenders, the ability to change the Face Amount of the Policy, and the ability to invest in up to 42 Investment Divisions and the Fixed Accounts.

     It is important to note that the policy's assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

                           ABOUT THE SEPARATE ACCOUNT

     NYLIAC Variable Universal Life Separate Account-I is a segregated asset account that NYLIAC has established to receive and invest your net premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices or policies of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Accounts and the performance of any other Separate Account. The obligations under the policies are obligations of NYLIAC.

     The Separate Account currently consists of 42 Investment Divisions available under the policy. The Investment Divisions invest exclusively in the corresponding Eligible Portfolios of the Funds. The income, capital gains and capital losses incurred on the assets of an Investment Division are credited to or charged against the assets of that Investment Division, without regard to the income, capital gains or capital losses of any other Investment Division. The Investment Divisions of the Separate Account are designed to provide money to pay benefits under your policy, but they do not guarantee a minimum rate of return or protect against asset depreciation. They will fluctuate up and down depending on the performance of the Eligible Portfolios.

                                   OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

     Specifically we reserve the right to:

     -- add or remove any Investment Division;

     -- create new separate accounts;

     -- combine the Separate Account with one or more other separate accounts;

     -- operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

     -- deregister the Separate Account under the 1940 Act;

     -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

     -- transfer the assets of the Separate Account to one or more other separate accounts;

     -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

     -- change the name of the Separate Account.

                               THE FIXED ACCOUNTS

     The Fixed Accounts are supported by the assets in our general account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Accounts however we choose, within limits. Your interest in the Fixed Accounts is not registered under the Securities Act of 1933, as amended (the "1933 Act"), and the Fixed Accounts are not registered as investment companies under the Investment Company Act of 1940, as amended (the "1940 Act") Therefore, the Fixed Accounts and any interest earned in the Fixed Accounts generally are not subject to these statutes.

                      HOW TO REACH US FOR POLICY SERVICES

     You can send service requests to us at the following address:

       New York Life Insurance and Annuity Corporation
        (A Delaware Corporation)
        Advanced Markets Services
        51 Madison Avenue, Room 452
        New York, NY 10010
        Telephone: (866) 695-3289

     By completing a Telephone Request Form you can authorize a third party to have access, through a Customer Service Representative, to your policy information and to make fund transfers, allocation changes and other permitted transactions. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.

                         FUNDS AND ELIGIBLE PORTFOLIOS

     The portfolios of each Fund eligible for investment, along with their advisers and investment objectives are listed in the following table. For more information about each of these portfolios please read their prospectuses which are found at the end of the Policy's prospectus.


FUNDS AND ELIGIBLE PORTFOLIOS       INVESTMENT ADVISER                  INVESTMENT OBJECTIVES
                                    -                                   -
MainStay VP Series Fund, Inc.:      New York Life Investment
                                      Management LLC ("NYLIM")
  MainStay VP Bond--Initial Class   NYLIM                               highest income over the long term
                                                                          consistent with preservation of
                                                                          principal
  MainStay VP Capital               Subadviser: MacKay Shields LLC      long-term growth of capital
  Appreciation--Initial Class         ("MacKay")
  MainStay VP Cash Management       Subadviser: MacKay                  as high a level of current income as
                                                                          is considered consistent with the
                                                                          preservation of capital and
                                                                          liquidity
  MainStay VP Common Stock--        NYLIM                               long-term growth of capital, with
  Initial Class (formerly MainStay                                        income as a secondary
  VP Growth Equity)                                                       consideration
  MainStay VP Convertible--         Subadviser: MacKay                  capital appreciation together with
  Initial Class                                                           current income
  MainStay VP Government-- Initial  Subadviser: MacKay                  high level of current income
  Class                                                                   consistent with safety of
                                                                          principal
  MainStay VP High Yield Corporate  Subadviser: MacKay                  maximize current income through
  Bond--Initial Class                                                     investment in a diversified
                                                                          portfolio of high yield, high risk
                                                                          debt securities which are
                                                                          ordinarily in the lower rating
                                                                          categories of recognized rating
                                                                          agencies. Capital appreciation is
                                                                          a secondary objective
  MainStay VP S&P 500 Index--       NYLIM                               investment results that correspond
  Initial Class (formerly MainStay                                        to the total return performance
  VP Indexed Equity)                                                      (and reflect reinvestment of
                                                                          dividends) of publicly traded
                                                                          common stocks represented by the
                                                                          S&P 500(R) Index(1)
  MainStay VP Total Return--        Subadviser: MacKay                  current income consistent with
  Initial Class                                                           reasonable opportunity for future
                                                                          growth of capital and income
  MainStay VP Value--Initial Class  Subadviser: MacKay                  maximum long-term total return from
                                                                          a combination of capital growth
                                                                          and income
  MainStay VP American Century      Subadviser: American Century        dividend growth, current income and
  Income & Growth--Initial Class      Investment Management, Inc.         capital appreciation
  MainStay VP Dreyfus Large         Subadviser: The Dreyfus             capital appreciation
  Company Value--Initial Class        Corporation
  MainStay VP Eagle Asset           Subadviser: Eagle Asset             growth through long-term capital
  Management Growth                   Management, Inc.                    appreciation
  Equity--Initial Class


FUNDS AND ELIGIBLE PORTFOLIOS       INVESTMENT ADVISER                  INVESTMENT OBJECTIVES
                                    -                                   -
The Alger American Fund:            Fred Alger Management, Inc.
  Alger American Leveraged All                                          long-term capital appreciation by
  Cap--Class O Shares                                                     focusing on companies of all
                                                                          sizes which demonstrate promising
                                                                          growth potential
  Alger American Small                                                  long-term capital appreciation by
  Capitalization--Class O Shares                                          focusing on small, fast growing
                                                                          companies that offer innovative
                                                                          products, services, or
                                                                          technologies to a rapidly
                                                                          expanding marketplace
American Century(R) Variable        American Century Investment
  Portfolios, Inc.:                   Management, Inc.
  American Century VP Inflation                                         long-term total return using a
  Protection--Class II                                                    strategy that seeks to protect
                                                                          against U.S. inflation
  American Century VP                                                   growth of capital by investing in
  International--Class II                                                 stocks of growing foreign
                                                                          companies in developed countries
  American Century VP Value--                                           long-term capital growth by
  Class II                                                                investing in stocks of companies
                                                                          believed to be undervalued at the
                                                                          time of purchase
Dreyfus Investment Portfolios:      The Dreyfus Corporation
  Dreyfus IP Technology                                                 the portfolio seeks capital
  Growth--Initial Shares                                                  appreciation. To pursue this
                                                                          goal, the portfolio normally
                                                                          invests at least 80% of its
                                                                          assets in the stocks of growth
                                                                          companies of any size that
                                                                          Dreyfus believes to be leading
                                                                          producers or beneficiaries of
                                                                          technological innovation
Dreyfus Variable Investment Fund:
  Dreyfus VIF Developing                                                the portfolio seeks capital growth.
  Leaders--Initial Shares                                                 To pursue this goal, the
                                                                          portfolio normally invests at
                                                                          least 80% of its assets in the
                                                                          stocks of companies Dreyfus
                                                                          believes to be developing
                                                                          leaders: companies characterized
                                                                          by new or innovative products,
                                                                          services or processes having the
                                                                          potential to enhance earnings or
                                                                          revenue growth
Fidelity Variable Insurance         Adviser: Fidelity Management &
  Products Fund:                      Research Company
  Fidelity(R) VIP Contrafund(R)--   Subadvisers: Fidelity Management &  seeks long-term capital
  Initial Class                       Research (U.K.) Inc., Fidelity      appreciation
                                      Management & Research (Far East)
                                      Inc., Fidelity Investments Japan
                                      Limited and FMR Co., Inc.
                                      ("FMRC")
  Fidelity(R) VIP Equity-Income--   Subadviser: FMRC                    seeks reasonable income. The fund
  Initial Class                                                           will also consider the potential
                                                                          for capital appreciation. The
                                                                          fund's goal is to achieve a yield
                                                                          which exceeds the composite yield
                                                                          on the securities comprising the
                                                                          Standard & Poor's 500(SM) Index
                                                                          (S&P 500(R))


FUNDS AND ELIGIBLE PORTFOLIOS       INVESTMENT ADVISER                  INVESTMENT OBJECTIVES
                                    -                                   -
  Fidelity(R) VIP Growth--          Subadviser: FMRC                    seeks to achieve capital
  Initial Class                                                           appreciation
Fidelity Variable Insurance
  Products Fund (continued):
  Fidelity VIP Index 500--          Subadviser: FMRC                    seeks investment results that
  Initial Class                                                           correspond to the total return of
                                                                          common stocks traded in the
                                                                          United States, as represented by
                                                                          the S&P 500(R) Index(3)
  Fidelity(R) VIP Investment Grade  Subadviser: Fidelity Investments    seeks as high a level of current
  Bond--Initial Class                 Money Management, Inc.              income as is consistent with the
                                                                          preservation of capital
  Fidelity(R) VIP Mid Cap--         Subadvisers: Fidelity Management &  long-term growth of capital
  Initial Class                       Research (U.K.) Inc., Fidelity
                                      Management & Research (Far East)
                                      Inc., Fidelity Investments Japan
                                      Limited and FMRC
  Fidelity(R) VIP Overseas--        Subadvisers: Fidelity Management &  seeks long-term growth of capital
  Initial Class                       Research (U.K.) Inc., Fidelity
                                      Management & Research (Far East)
                                      Inc., Fidelity International
                                      Investment Advisors, Fidelity
                                      International Investment
                                      Advisors (U.K.), Fidelity
                                      Investments Japan Limited and
                                      FMRC
Janus Aspen Series:                 Janus Capital Management LLC
  Janus Aspen Series Mid Cap                                            long-term growth of capital
  Growth--Institutional Shares
  Janus Aspen Series                                                    long-term capital growth,
  Balanced--Institutional Shares                                          consistent with the preservation
                                                                          of capital and balanced by
                                                                          current income
  Janus Aspen Series Worldwide                                          long-term growth of capital in a
  Growth--Institutional Shares                                            manner consistent with the
                                                                          preservation of capital
MFS(R) Variable Insurance           Massachusetts Financial Services
  Trust(SM):                          Company
  MFS(R) Investors Trust                                                long-term growth of capital and
  Series--Initial Class                                                   reasonable current income
  MFS(R) New Discovery                                                  capital appreciation by investing
  Series--Initial Class                                                   in a minimum of 65% of its net
                                                                          assets in equity securities of
                                                                          emerging growth companies
  MFS(R) Research Series--Initial                                       long-term growth of capital and
  Class                                                                   future income
  MFS(R) Utilities Series--Initial                                      capital growth and current income
  Class                                                                   by investing in a minimum of 80%
                                                                          of its net assets in equity and
                                                                          debt securities of domestic and
                                                                          foreign companies (including
                                                                          emerging markets) in the
                                                                          utilities industry


FUNDS AND ELIGIBLE PORTFOLIOS       INVESTMENT ADVISER                  INVESTMENT OBJECTIVES
                                    -                                   -
Neuberger Berman Advisers           Adviser: Neuberger Berman
  Management Trust:                   Management Inc.
  Neuberger Berman AMT Mid-Cap      Subadviser: Neuberger Berman, LLC   growth of capital by investing in
  Growth--Class I                                                         the common stock of
                                                                          mid-capitalization companies
T. Rowe Price Equity Series, Inc.:  T. Rowe Price Associates, Inc.
  T. Rowe Price Equity Income                                           substantial dividend income and
  Portfolio                                                               also long-term capital
                                                                          appreciation through investments
                                                                          in common stocks of established
                                                                          companies
T. Rowe Price Fixed Income Series,  T. Rowe Price Associates, Inc.
  Inc.:
  T. Rowe Price Limited-Term Bond                                       high level of income consistent
  Portfolio                                                               with moderate fluctuations in
                                                                          principal value
Van Eck Worldwide Insurance Trust:  Van Eck Associates Corporation
  Van Eck Worldwide Absolute                                            positive returns in various market
  Return                                                                  cycles by utilizing a diversified
                                                                          "manager of managers" investment
                                                                          approach, whereby the fund
                                                                          selects multiple investment
                                                                          subadvisers who use various
                                                                          hedging strategies.
  Van Eck Worldwide Hard Assets                                         long-term capital appreciation by
                                                                          investing globally, primarily in
                                                                          "hard asset securities" such as
                                                                          energy, forest products, real
                                                                          estate, and precious and
                                                                          industrial metals.
The Universal Institutional Funds,  Van Kampen(a)
  Inc.:
  Van Kampen UIF Emerging Markets                                       high total return by investing
  Debt--Class I                                                           primarily in fixed income
                                                                          securities of government and
                                                                          government-related issuers and,
                                                                          to a lesser extent, of corporate
                                                                          issuers in emerging market
                                                                          countries
  Van Kampen UIF Emerging Markets                                       long-term capital appreciation by
  Equity--Class I                                                         investing primarily in growth-
                                                                          oriented equity securities of
                                                                          companies in emerging market
                                                                          countries
  Van Kampen UIF U.S. Real                                              above average current income and
  Estate--Class I                                                         long-term capital appreciation by
                                                                          investing primarily in equity
                                                                          securities of companies in the
                                                                          U.S. real estate industry,
                                                                          including real estate investment
                                                                          trusts

(a) Morgan Stanley Investment Management Inc., the investment adviser to the UIF portfolios, does business in certain instances using the name "Van Kampen."

     The Investment Divisions invest in the corresponding Eligible Portfolios. You may choose to allocate your net premium payment or transfer Cash Value to a maximum of 21 of the 42 Investment Divisions including the Fixed Accounts.

     The Investment Divisions offered through the policy and described in this prospectus and the SAI are different from mutual funds that may have similar names but are available directly to the general public. Investment results may differ.

                               INVESTMENT RETURN

     The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Accounts, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Accounts.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one valuation day to the end of the next valuation day.

     We will credit any amounts in the Fixed Accounts with a fixed interest rate which we declare periodically in advance, at our sole discretion. This rate will never be less than an annual rate of 3%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Accounts. All net premiums applied to the Fixed Accounts, and amounts transferred to the Standard Fixed Account, receive the loaned amount rate or the unloaned amount rate in effect at that time. Interest accrues daily and is credited on each Monthly Deduction Day.

                                     VOTING

     We will vote the shares that the Investment Divisions of the Separate Account held in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

     While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports and other materials relating to the Fund to each person having a voting interest.

     We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we do receive timely voting instructions. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

                       CHARGES ASSOCIATED WITH THE POLICY

     As with all life Insurance policies, certain charges apply when you purchase the policy. The following is a summary explanation of these charges. (See "Additional Information about Charges" in the SAI for more information.)

                            DEDUCTIONS FROM PREMIUMS

     When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge and a state tax charge. If your policy is a Non-Qualified Policy we will deduct a federal tax charge as well.

SALES EXPENSE CHARGE

     Target Premium--We assess a sales expense charge based on the age of your policy and on your policy's Target Premium. Your initial Target Premium is set at the time your policy is issued. You can find this initial Target Premium on the Policy Data Page. Your Target Premium will change if you change the Face Amount of your policy.

     -- Current--We currently deduct a current sales expense charge of 56.75% of any premium payment in Policy Year 1 up to the Target Premium; 26.75% of any premium payment in Policy Years 2-5 up to the Target Premium; 1.75% of any premium payment in Policy Year 6 up to the Target Premium; and 0.75% of any premium payment in Policy Years 7 and beyond up to the Target Premium. Once premium payments equal to the Target Premium for a Policy Year have been made, we currently deduct a sales expense charge of 2.75% from any additional premium payments paid in that Policy Year for Policy Years 1-5; 1.75% from any additional premium payments paid in that Policy Year for Policy Year 6; and 0.75% from any additional premium payments paid in that Policy Year for Policy Years 7 and beyond.

     -- Guaranteed Maximum--We can change this charge at any time, but we guarantee that any sales expense charge we deduct will never exceed 56.75% of the premium payment in Policy Year 1 up to the Target Premium; 26.75% of the premium payment in Policy Years 2-5 up to the Target Premium; and 1.75% of the premium payment in Policy Years 6 and beyond up to the Target Premium. Once premium payments equal to the Target Premium for a Policy Year have been made, we guarantee that any sales expense charge we deduct will never exceed 3.75% from any additional premium payments paid in that Policy Year for Policy Years 1-5; and 1.75% from any additional premium payments paid in that Policy Year for Policy Years 6 beyond.

STATE TAX CHARGE

     -- We currently deduct 2% of each premium payment you make as a state tax charge. This is equal to $20 per $1000 of premium. We may increase this charge to reflect changes in applicable law.

FEDERAL TAX CHARGE

     -- For Non-Qualified Policies, we currently deduct 1.25% of each premium payment you make as a federal tax charge. This is equal to $12.50 per $1000 of premium. We may increase this charge to reflect changes in applicable law.

                      DEDUCTIONS FROM CASH SURRENDER VALUE

     Each month, we will deduct a monthly contract charge, a cost of insurance charge, a mortality and expense risk charge, a per thousand Face Amount charge, and a rider charge for the cost of any additional riders from your policy's Cash Surrender Value. If you have elected the Expense Allocation feature, the policy charges will be deducted according to those instructions. Otherwise, we will deduct these charges proportionately from each of the Investment Divisions and any unloaned amount in the Standard Fixed Account.

     We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

MONTHLY CONTRACT CHARGE

     On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including premium collection, record-keeping, processing claims and communicating with policyowners.

     We currently deduct a monthly contract charge of $100 per month in Policy Year 1 and $25 per month in Policy Years 2 and beyond. We guarantee that this charge will never exceed $100 per month in Policy Year 1 and $50 per month in Policy Years 2 and beyond. If the Face Amount, the Target Face Amount or Total Face Amount falls below $1,000,000, the monthly contract charge will not exceed $25 per month.

CHARGE FOR COST OF INSURANCE PROTECTION

     Each Monthly Deduction Day, we will deduct the cost of insurance charge from the Cash Surrender Value of your policy for the cost of providing a Life Insurance Benefit to you. This charge is equal to the Net Amount at Risk multiplied by the sum of a monthly cost of insurance rate plus any applicable flat extra charge, which might apply to certain insureds based on our underwriting. The Net Amount at Risk is equal to the difference between the policy's Life Insurance Benefit and its Cash Value. The Life Insurance Benefit varies based upon the Life Insurance Benefit Option chosen. The Cash Value varies based upon the performance of the Investment Divisions selected, interest credited to the Fixed Accounts, outstanding loans (including loan interest), charges and premium payments. We determine the monthly cost of insurance based upon our underwriting of your policy. This determination is based on the insured's issue age, gender, underwriting class and Policy Year. The current cost of insurance charges are higher if the policy's Target Face Amount or Total Face Amount falls below $1,000,000. We may change these rates from time to time, based on changes in future expectations of such factors as mortality, investment income, expenses and persistency.

     The cost of insurance rates will never exceed the guaranteed maximum cost of insurance rates for your policy. We base the guaranteed rates for policies that provide coverage for insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. If the insured is age 17 or younger when the policy is issued, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Mortality Table. If the insured is age 18 or older when the policy is issued and is in a standard or better underwriting class, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the insured's underwriting class.

MORTALITY AND EXPENSE RISK CHARGE

     -- Current - In Policy Years 1-20 we currently deduct a mortality and expense risk charge that is equal to an annual rate of up to 0.55%, or $5.50 per $1000 of the average daily net asset value of each Investment Division. If the policy has an Alternative Cash Surrender Value, the mortality and expense risk charge is increased by 0.30% in Policy Years 1-10. In Policy Years 21 and beyond the charge is equal to an annual rate of up to 0.35% of the Separate Account Value.

       The rate used to calculate the mortality and expense risk charge will be reduced based on the policy's Separate Account Value as follows:

         SEPARATE ACCOUNT VALUE                                        REDUCTION IN RATE
         ----------------------                                        -----------------
         Less than $250,000..........................................        0.00%
         At least $250,000 but less than $500,000....................        0.20%
         At least $500,000 but less than $1,000,000..................        0.25%
         $1,000,000 or more..........................................        0.30%

     -- Guaranteed Maximum-We guarantee that the mortality and expense risk charge will never exceed an annual rate of 1.00%, or $10 per $1000, of the average daily net asset value of each Investment Division.

MONTHLY PER THOUSAND FACE AMOUNT CHARGE

     Each month during the first five policy years, we deduct a monthly per thousand Face Amount charge. This charge is equal to $0.03 per $1000 of the policy's Face Amount, plus the Supplementary Term Rider insurance benefit, plus the Scheduled Supplementary Term Insurance Rider insurance benefit, plus the face amount of any Scheduled Supplementary Term Insurance Rider. We do not currently deduct a per thousand Face Amount charge in Policy Years 6 and beyond, but we may deduct such charge in the future. The per thousand Face Amount charge will never exceed $0.03 per $1000 for any Policy Year. The monthly per thousand Face Amount charge does not apply to the Level First-to-Die Term Rider available with SVUL.

RIDER CHARGES

     Each month, we deduct any applicable charges for any optional riders you have chosen. (For more information about specific charges, see "Table of Fees and Expenses.")

EXPENSE ALLOCATION

     With the Expense Allocation feature, you choose how to allocate deductions from the Cash Surrender Value. These include the monthly contract charge, the monthly cost of insurance charge, the mortality and expense risk charge, the per thousand Face Amount charge and the monthly cost of any riders on the policy. You can instruct us at the time of the application and any time thereafter, to have expenses deducted from the Mainstay VP Cash Management Investment Division, the Standard Fixed Account, or a combination of both.

     If the values in the MainStay VP Cash Management Investment Division and/or the Standard Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions and any unloaned amount in the Fixed Account(s).

CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future, to reflect possible changes in the law.

FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectuses. See "Fund Annual Expenses" for more information.

                              TRANSACTION CHARGES

PARTIAL SURRENDER FEE

     When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender.

TRANSFER FEE

     We currently do not charge for transfers made between Investment Divisions. However, we have a right to charge $30 per transfer for any transfer in excess of 12 in a policy year.

EXERCISE OF LIVING BENEFITS RIDER

     A one-time charge will apply if you exercise the Living Benefits Rider.

LOAN CHARGES

     We currently charge an effective annual loan interest rate of 4% in Policy Years 1-10 and 3.25% in Policy Years 11 and beyond. We may increase or decrease this rate but we guarantee that the rate will never exceed 6%.

     When you take a loan against your policy, the loaned amount which we hold in the Standard Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate we credit on loaned amounts will never be less than 2% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 3%. For the first ten policy years, the rate we currently expect to credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in the eleventh policy year, the rate we currently expect to credit on loaned amounts is 0.25% less than the rate we charge for loan interest. (See "Loans" for more information.)

                           DESCRIPTION OF THE POLICY

                                  THE PARTIES

     There are three important parties to the Policy: the POLICYOWNER (or contract owner), the INSURED and the BENEFICIARY. One individual can have one or more of these roles. Each party plays an important role in a Policy.

     POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

     -- increase/decrease the Face Amount

     -- choose a different Life Insurance Benefit (except that a change cannot be made to Option 3)

     -- choose/add/delete riders

     -- change a beneficiary

     -- choose/change underlying investment options

     -- take a loan against or take a partial surrender from the Cash Surrender
        Value of the policy

     INSURED: This individual's personal information determines the cost of the life insurance coverage. The Policyowner also may be the insured.

     BENEFICIARY: The person (persons) who receive(s) the Policy Proceeds at the time of the insured's (under VUL) or last surviving insured's (under SVUL) death. The beneficiary is the person(s) or entity(ies) the Policyowner specifies on our records to receive the proceeds from the policy. The Policyowner may name his or her estate as the beneficiary.

                                   THE POLICY

     The Policy provides life insurance protection on the named insured (under
VUL) or insureds (under SVUL), and pays Policy Proceeds when the insured (under
VUL) or last surviving insured (under SVUL) dies while the policy is in effect. The policy offers:

(1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit Options; (3) access to the policy's Cash Surrender Value through loans and partial surrender privileges (within limits); (4) the ability to increase or decrease the policy's Face Amount of insurance (within limits); (5) a guarantee that the policy will not lapse during the first three Policy Years if the specified minimum monthly premiums have been paid; (6) additional benefits through the use of optional riders; and (7) a selection of premium and expense allocation options, including 42 Investment Divisions, a Standard Fixed Account with a guaranteed minimum interest rate and an Enhanced Dollar Cost Averaging Fixed Account.

     We will pay the designated beneficiary the Policy Proceeds if the policy is still in effect when the insured (under VUL) or last surviving insured (under
SVUL) dies. During the first three Policy Years we guarantee that the policy will not lapse so long as the total amount of premiums paid (less any loans and partial surrenders) is at least equal to the minimum monthly premium, shown on the Policy Data Page, multiplied by the number of months the policy has been in force. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy's monthly deductions.

     The policy offers you a choice of: (1) a level life insurance benefit equal to the Face Amount of your policy, (2) a life insurance benefit which varies and is equal to the sum of your policy's Face Amount and Cash Value, or (3) a life insurance benefit which varies and is equal to the sum of your policy's Face Amount and the Adjusted Total Premium. If you choose Life Insurance Benefit Option 2, the Life Insurance Benefit will increase or decrease depending on the performance of the investment options you select. If you chose Life Insurance Benefit Option 3, the Life Insurance Benefit will increase or decrease depending on the premiums paid and any partial surrenders taken. However, in no event will your policy's life insurance benefit be less than the Face Amount of your policy.

HOW THE POLICY IS AVAILABLE

     The policy is available as a Non-Qualified or a Qualified Policy. We issue Qualified Policies on a unisex basis. Any reference in this prospectus which makes a distinction based on the gender of the insured should be disregarded as it relates to Qualified policies.

POLICY PREMIUMS

     Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. (See "Premiums" for more information.)

CASH VALUE

     The Cash Value of this policy at any time is equal to the Separate Account Value plus the value in the Fixed Accounts. This amount is allocated based on the instructions you give us. A number of factors affect your policy's Cash Value, including, but not limited to:

     -- the amount and frequency of the premium payments;

     -- the investment experience of the Investment Divisions you choose;

     -- the interest credited on the amount in the Fixed Accounts;

     -- the amount of any partial surrenders you make (including any charges you incur as a result of a surrender); and

     -- the amount of charges we deduct.

     The Cash Value is not necessarily the amount you receive when you surrender your policy. See "Surrenders" for details about surrendering your policy.

INVESTMENT DIVISIONS AND THE FIXED ACCOUNTS

     The balance of your premium payment after we deduct the premium charges is called your net premium. We allocate your net premium among your selected Investment Divisions available under the policy (See, "Funds and Eligible Portfolios" for our list of available Investment Divisions) and the Fixed Accounts, based on your instructions. You can allocate your net premium to one or more Investment Divisions and/or the Fixed Accounts.

AMOUNT IN THE SEPARATE ACCOUNT

     We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, transferred, partially surrendered, fully surrendered or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.

     We determine accumulation unit values for the Investment Divisions as of the end of each valuation day. A "valuation day" is any day the New York Stock Exchange is open for regular trading.

AMOUNT IN THE FIXED ACCOUNTS

     You can choose to allocate all or part of your net premium payments to the Standard Fixed Account and, within limits, to the Enhanced DCA Fixed Account. The amount you have in the Fixed Accounts equals:

        (1) the sum of the net premium payments you have allocated to the Fixed Accounts;

        plus (2) any transfers you have made from the Separate Account to the Standard Fixed Account (no transfers can be made into the Enhanced DCA Fixed Account);

        plus (3) any interest credited to the Fixed Accounts;

        less (4) any partial surrenders taken from the Fixed Accounts;

        less (5) any charges we have deducted from the Fixed Account(s);

        less (6) any transfers you have made from the Fixed Accounts to the Separate Account.

TRANSFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNTS

     You can transfer all or part of the Cash Value of your policy (1) from the Standard Fixed Account to the Investment Divisions of the Separate Account, (2) from the Enhanced DCA Fixed Account to the Investment Divisions of the Separate Account, (3) from the Enhanced DCA Fixed Account to the Standard Fixed Account,
(4) from the Investment Divisions of the Separate Account to the Standard Fixed Account, or (5) between the Investment Divisions in the Separate Account. You cannot transfer any portion of the Cash Value of your policy from either the Investment Divisions of the Separate Account or from the Standard Fixed Account to the Enhanced DCA Fixed Account. You may choose to allocate Cash Value to a maximum of 21 of the 42 Investment Divisions.

     You can request a transfer under the following conditions:

     -- Maximum Transfer--The maximum amount you can transfer from the Standard
        Fixed Account to the Investment Divisions during any Policy Year is the greater of (1) 20% of the amount in the Standard Fixed Account at the beginning of the Policy Year or (2) $5000.

       During any period when the interest rate credited on the unloaned amount in the Standard Fixed Account is equal to 3%, the maximum amount you can transfer to the Standard Fixed Account during any Policy Year is the greater of (1) 20% of the total amount in the Investment Divisions at the beginning of the Policy Year or (2) $5000. However, this limit will not apply if the Insured was age 65 or older on the most recent policy anniversary. If you have exceeded the transfer limit in any Policy Year during which the limit becomes effective, you cannot make any additional transfers to the Standard Fixed Account during that Policy Year while the limit remains in effect. We will count transfers made in connection with the Dollar Cost Averaging, Enhanced DCA, Automatic Asset Reallocation and Interest Sweep options as a transfer toward these maximum limits.

     -- Minimum Transfer--The minimum amount that you can transfer from the Investment Divisions or from the Standard Fixed Account is the lesser of
        (i) $500 or (ii) the total amount in the Investment Divisions or the Standard Fixed Account.


     -- Minimum Remaining Value--If a transfer will cause the amount you have in the Investment Divisions or the Standard Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or Standard Fixed Account you have chosen.


     -- Transfer Charge--We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from amounts in the Investment Divisions and amounts not held as collateral for a loan in the Standard Fixed Account in proportion to amounts in these investment options. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation, Enhanced DCA and Interest Sweep options as a transfer toward the twelve transfer limit.

     -- How to request a transfer:

        (1) submit your request in writing on a form we approve to the Service Office at the address listed on the front cover of this prospectus; or

        (2) telephone a service representative at (866) 695-3289 on Business Days between the hours of 8:00 am and 5:00 pm Eastern Time.

     Transfer requests received after 4:00 pm Eastern Time on a Business Day, or received on a non-Business day, will be priced as of the next Business Day. (See "How to Reach Us for Policy Services" for more information.)

     Generally, faxed requests for transfers are not acceptable and will not be honored. In certain limited circumstances, however, we permit certain broker-dealers, registered representatives, or investment advisors ("third parties") to make transfers on behalf of certain policyowners and to make such transfers by fax transmission. Permitting faxed transfer requests under these circumstances facilitates our ability to monitor transfer activity for the affected policies. However, the transfer parameters and the policies and procedures discussed above apply to faxed transfer requests made by such third parties in the same manner as they apply to transfer requests made directly by policyowners.


                              LIMITS ON TRANSFERS



     Procedures Designed to Limit Potentially Harmful Transfers--This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.



     Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:



     -- reject a transfer request from you or from any person acting on your behalf



     -- restrict the method of making a transfer



     -- charge you for any redemption fee imposed by an underlying Fund



     -- limit the dollar amount, frequency or number of transfers.



     Currently, if you or someone acting on your behalf requests transfers into or out of one or more Investment Divisions on three or more days within any 60-day period and/or requests one transfer of [$250,000] or more, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that exceeds either of these limits, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier. We will provide you with written notice when we take this action.



     We currently do not include transfers to and from the Fixed Account, the first transfer into the Investment Divisions at the expiration of the free look period, the first transfer out of the MainStay VP Cash Management Investment Division within 60 days of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options in these limitations. However, we reserve the right to include them in the future.



     Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an

Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares.



     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.



     We apply our limits on transfers procedures to all owners of this policy without exception. We may vary these procedures among our other variable products to account for differences in various factors, such as operational systems and policy provisions.



     Risks Associated with Potentially Harmful Transfers--Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.



     -- We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.



     -- Our ability to detect and deter potentially harmful transfer activity may be limited by operational systems, technological limitations and policy provisions.



     -- (1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.



       (2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen.



     -- Other insurance companies, which invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund portfolios.



     -- Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:



        (1) an adverse effect on portfolio management, such as:



                a) impeding a portfolio manager's ability to sustain an investment objective;



                b) causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or



                c) causing an underlying Fund portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.



        (2) increased administrative and Fund brokerage expenses.



        (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").


                   OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING

     Dollar Cost Averaging is a systematic method of investing which allows you to purchase shares of any Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. You can elect this option as long as the Cash Value is $2,500 or more. (See the SAI for more information.)

ENHANCED DOLLAR COST AVERAGING (MAY BE DISCONTINUED AT ANY TIME)

     Enhanced Dollar Cost Averaging permits you to set up automatic dollar cost averaging using the Enhanced DCA Fixed Account when an initial premium payment is made. Enhanced DCA must be elected at the time your policy is issued. (See the SAI for more information.)

AUTOMATIC ASSET REALLOCATION

     If you choose this feature, we will reallocate your assets automatically on a schedule you select among the Investment Divisions in order to maintain a predetermined percentage invested in the Investment Division(s) you have selected. You can elect this option as long as the Cash Value allocated to the Separate Account is $2,500 or more. (See the SAI for more information.)

INTEREST SWEEP

     You can instruct us to periodically transfer the interest credited to the Standard Fixed Account into the Investment Division(s) you specify. You can elect this option as long as the amount in the Standard Fixed Account is $2,500 or more. (See the SAI for more information.)

EXPENSE ALLOCATION

     At any time, you can choose how to allocate certain policy expenses. (See "Charges Associated with the Policy--Deductions from Cash Surrender Value" for details.)

                 ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS

     Subject to jurisdictional availability, you can apply for additional benefits by selecting one or more optional riders. With the exception of the Living Benefits Rider and the Spouse's Paid-Up Insurance Purchase Option Rider, which are available without charge, any riders you choose will have their own charges. In addition, a one-time charge is assessed if the Living Benefits Rider is exercised. (See "Table of Fees and Expenses" for more information.) The Living Benefits Rider is available only on Non-Qualified Policies. All other riders are available on both Qualified and Non-Qualified Policies. The Spouse's Paid-Up Insurance Purchase Option Rider is available only on VUL policies and the Level First-to-Die Term Rider is available only on SVUL policies. With the exception of the Living Benefits Rider (LBR) and the Life Extension Benefit Rider II (LEB II), riders must be elected when the policy is issued. LBR (for
VUL) and LEB II may be elected at any time up to the rider's maximum issue age. LBR (for SVUL) can only be elected after the first death of an insured.

     -- GUARANTEED MINIMUM DEATH BENEFIT RIDER: As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy's Cash Surrender Value is insufficient to cover the current monthly deduction charges. This rider requires that you make certain premium payments into your policy.

     -- LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED DEATH BENEFITS RIDER IN
        MOST JURISDICTIONS): Under this rider, if the Insured has a life expectancy of 12 months or less, you can request a portion or all of the Policy Proceeds as an accelerated death benefit.

     -- SUPPLEMENTARY TERM RIDER (STR): This rider provides a term insurance benefit that is payable when the insured (under VUL) or last surviving insured (under SVUL) dies while the rider is in effect. At the time you apply for this rider, you select a Target Face Amount for your policy. The initial term insurance benefit under this rider equals the Target Face Amount less the Life Insurance Benefit. We recalculate the term insurance benefit on each Monthly Deduction Day in accordance with the life insurance benefit option that is in effect under the policy. (See "Supplementary Term Rider vs. Base Policy Coverage" below for additional considerations on selecting this rider.)

     -- SCHEDULED TERM INSURANCE RIDER (STIR): As long as this rider is in effect, the term insurance benefit will vary in accordance with the schedule of changes selected at the time you apply for the policy. This schedule is found on the Policy

        Data Page and cannot be modified unless we agree. This rider is only available with Life Insurance Benefit Option 1. You cannot have SSTR if you have STIR.

     -- SCHEDULED SUPPLEMENTARY TERM INSURANCE RIDER (SSTR): This rider provides a benefit for the amount of term insurance that is in effect at the death of the Insured (for VUL) or last surviving insured (for SVUL). The amount of insurance provided by this rider will vary based on the schedule of face amount changes for the years and amounts that the policyowner selected. This schedule is found on the Policy Data Page and cannot be modified unless we agree. The SSTR face amount plus the Policy's face amount is equal to the Total Face Amount. The term insurance benefit under this rider equals the Total Face Amount minus the Life Insurance Benefit. We recalculate the term insurance benefit on each Monthly Deduction Day. If the Supplementary Term Rider (STR) is also attached to the policy, the Total Face Amount is equal to the SSTR face amount plus the Target Face Amount. You cannot have STIR if you have SSTR.

     -- LIFE EXTENSION BENEFIT RIDER: This rider provides that on the policy anniversary on which the insured (under VUL) or younger insured (under
        SVUL) is (or would have been) age 100 the life insurance benefit will continue to be equal to the Life Insurance Benefit of the policy plus the death benefit payable under any riders effective on the date of the Insured's (under VUL) or last surviving insured's (under SVUL) death. The charge for this rider will be deducted on each Monthly Deduction Day beginning on the policy anniversary on which the younger insured is age 90 (under VUL) or the younger insured is or would have been age 90 (under SVUL).

     -- LIFE EXTENSION BENEFIT II RIDER (LEB II): This rider provides that on the policy anniversary on which the insured (under VUL) or younger insured (under SVUL) is (or would have been) age 100 the life insurance benefit will continue to be equal to the Life Insurance Benefit of the policy plus the death benefit payable under any riders effective on the date of the Insured's (under VUL) or last surviving insured's (under
        SVUL) death. The charge for this rider will be deducted on each Monthly Deduction Day starting from the Policy Date, when the LEB II rider and the policy are issued at the same time. If the LEB II rider is added to a policy that is already in-force, the rider's date of issue will be shown on the Policy Data Page and charges will start on the first Monthly Deduction Day following the rider's date of issue.

     -- LEVEL FIRST-TO-DIE TERM RIDER (SVUL POLICIES ONLY): This rider provides a level term insurance death benefit which we will pay when either Insured dies while the rider is in effect. We will only pay the benefit once even if both insureds die at the same time.

     -- SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION RIDER (VUL POLICIES
        ONLY): Upon the Insured's death, this rider allows a spouse who is the named beneficiary to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability.

     -- POLICY SPLIT OPTION (SVUL POLICIES ONLY): Under certain circumstances, you may split your policy into two single adjustable life insurance policies that each insure the life of one of the insureds.

     See the SAI for more information about riders and options.

SUPPLEMENTARY TERM RIDER VS. BASE POLICY COVERAGE

     You should consider a number of factors when deciding whether to purchase death benefit coverage under the base policy only or in combination with the Supplementary Term Rider (STR). The death benefit coverage will be the same in either case but there may be important cost differences. The most important factors that will affect your decision are:

     -- Premium Funding

     -- Cost of Insurance Charges

     -- Investment Experience

     Premium Funding: If you compare a policy with STR to one that provides the same initial death benefit without a term rider, the policy with the rider will have a lower Target Premium and sales expense charges may be lower. This is because sales expense charges are based on the amount of the Target Premium. (See "Deductions From Premiums--Sales Expense Charge")

     Generally, if you plan to fund the policy at certain higher levels, your sales expense charges will be lower if you choose the STR and this can help your Cash Value to build more quickly. The higher the premium you choose to pay, the greater the potential cost savings and positive impact on Cash Value growth with STR.

     Cost of Insurance Charges and Investment Experience: The cost of insurance charges (COIs) are different under the policy and the STR. The STR's charges are lower than the policy's charges in the early years and higher in the later years. This can impact your policy in different ways depending on how much premium with which you fund the policy and the policy's investment experience.

     If, during the life of the policy, your Cash Value is at a low level either because your overall funding has been low or your actual investment experience has been poor, the negative impact of the higher STR COIs on the policy's Cash Value will be greater. Therefore, the lower the premiums paid and the worse the investment experience, the greater possibility that a policy with STR will not perform as well as a policy with base coverage only.

     When to Elect STR Coverage: Generally if you plan to fully fund the policy in the early years or you plan to pay at certain premium amounts, you should consider increasing coverage under the STR.

     When to Elect Base Policy Coverage Only: If you are concerned with the possibility of poor investment experience and reduced Cash Value levels over time, you should consider increasing base coverage. Also, if you want to purchase the Guaranteed Minimum Death Benefit Rider (GMDB), you should not elect any STR since GMDB is not available on policies with STR.

     There is no exact right or wrong amount of STR coverage to choose since actual policy experience will determine the benefits realized. Your choice should be based on your plans with respect to your premium amounts, your level of risk tolerance and the length of time you plan to hold the policy. To help make this decision, you may want to review several illustrations with various combinations of base policy and STR, and with various hypothetical rates of return. You should carefully evaluate all these factors and discuss all policy options with your registered representative.

                                 MATURITY DATE

     Unless the Life Extension Benefit Rider or the Life Extension Benefit II Rider is in effect, beginning on the policy anniversary on which the insured is age 100 (under VUL) or the younger insured is or would have been 100 (under
SVUL), the policy's Face Amount will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Surrender Value of your policy.

     One year before your policy's maturity date, we will notify you that on your maturity date you may elect either:

        (1) to receive the Cash Surrender Value of your policy; or

        (2) to continue the policy without having to pay any more cost of insurance charges or monthly charges.

     If you do not make an election, the policy will be continued. If the policy is continued, we will continue to assess the mortality and expense risk charge on the Cash Surrender Value remaining in the Investment Divisions, and fund charges. The federal income tax treatment of a life insurance Policy is uncertain after the insured is age 100. See, "Federal Income Tax Considerations" for more information. If you choose to surrender your policy, you must submit a signed request to the Service Office at the address listed on the front cover of this prospectus (or any other address we indicate to you in writing).

     Please consult your tax advisor regarding the tax implications of these options.

     If your policy is still in effect when the insured (under VUL) or last surviving insured (under SVUL) dies, we will pay the Policy Proceeds to the beneficiary.

               TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES

     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code ("IRC"). Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Also, some charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

                          24-MONTH EXCHANGE PRIVILEGE

     Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you can either: (1) transfer the entire Cash Value to the Standard Fixed Account of your policy, or
(2) exchange your policy for a new permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same Issue Date, issue age, risk classification and initial Face Amount as your original policy, but will not offer variable investment options such as the Investment Divisions.

     In order to exchange your policy:

     -- your policy must be in effect on the date of the exchange;

     -- you must repay any unpaid loan (including any accrued loan interest);
        and

     -- you must submit a written request in proper form.

     We will process your request for an exchange on the later of: (1) the date you send in your written request along with your policy, or (2) the date we receive the necessary loan payment for your exchange at our Service Office at the address listed on the front cover of this prospectus (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. The amount applied to your new policy will be the policy's Cash Value plus a refund of all cost of insurance charges taken as of the date of the exchange. We will require you to make any adjustment to the premiums and Cash Values of your variable policy and the new policy, if necessary.

     When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law.

                                    PREMIUMS

     For the purpose of determining whether we require additional underwriting when accepting a premium payment, we divide your premium payments into planned and unplanned premiums. ACCEPTANCE OF INITIAL AND ADDITIONAL PREMIUM PAYMENTS IS SUBJECT TO SUITABILITY STANDARDS.

                                PLANNED PREMIUM

     When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your "planned premium." It is shown on the Policy Data Page.

     -- You may increase or decrease the amount of your planned premium and change the frequency of your payments, within limits.

     -- Planned premium payments end on the policy anniversary on which the insured is age 100 (under VUL) or younger insured is or would have been age 100 (under SVUL).

     -- Your policy will not automatically terminate if you are unable to pay the planned premium. However, payment of your planned premium does not guarantee your policy will remain in effect. Unless the No-Lapse Guarantee Benefit or the Guaranteed Minimum Death Benefit Rider is in effect, your policy will terminate if the Cash Surrender Value is insufficient to pay the monthly deduction charges or if you have an excess policy loan, and you reach the end of the late period and you have not made the necessary payment.

                               UNPLANNED PREMIUM

     An unplanned premium is a payment you make that is not part of the premium schedule you choose.

     -- While the insured (under VUL) or either insured (under SVUL) is living, you may make unplanned premium payments at any time before the policy anniversary on which the insured is age 100 (under VUL) or the younger insured is or would have been age 100 (under SVUL). However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, (i) we may require proof of insurability before accepting that payment and applying it to your policy, and (ii) for an SVUL policy both insureds must be living. The Life Insurance Benefit increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

     -- If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.

     -- The minimum unplanned premium amount we allow is $50.

     -- We may limit the number and amount of any unplanned premium payments.

     Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded more likely will be unable to maintain its Cash Surrender Value because of market fluctuation and other performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

     Factors that are considered in determining your premium payment are: age, underwriting class, gender, policy Face Amount, fund performance, loans, and riders you add to your policy.

     We will require additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

                              TIMING AND VALUATION

     Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to 4:00 p.m. Eastern time. Any premiums received after that time will be credited to your policy on the next Business Day.

     The fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays and major U.S. holidays.

                                   FREE LOOK

     You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return the policy to us and receive a refund. You can cancel increases in the Face Amount of your policy under the same time limits. (See "State Variations" for state-by-state details.)

     If you cancel your policy, we will pay you only the greater of your policy's Cash Value on the date you return the policy or the total premium payments you have made, less any loans and any partial surrenders you have taken. If you cancel an increase in Face Amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums which are allocated to the increase, less any part of the excess premium payments which we have already paid to you.

     You can return the policy to our Service Office at the address listed on the front cover of this prospectus (or any other address we indicate to you in writing), or you can deliver it to the registered representative from whom you purchased the policy.

                                PREMIUM PAYMENTS

     Premium payments can be mailed to: (1) NYLIAC, 75 Remittance Drive, Suite 3021 (AM), Chicago, IL 60675-3021 or (2) NYLIAC--Advanced Markets Services, 51 Madison Avenue, Room 452, New York, NY 10010. When we receive a premium payment, we deduct the sales expense, state tax and federal tax charges that apply. The balance of the premium is called the "net premium." We apply your net premium to the Investment Divisions and/or Fixed Accounts, according to your instructions.

     If you elect the Guideline Premium Test ("GPT") to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. See "Life Insurance Benefit Options" for more information.

     Premium payments made during the free look period are applied to the General Account. After this period is over, we allocate the net premium, along with any interest credited, to the Investment Divisions of the Separate Account and/or the Fixed Accounts according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form. The allocation percentages must be in whole numbers.

                PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned by the bank for insufficient funds, we will reverse the investment options you have chosen and charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy's Cash Value.

                           POLICY PAYMENT INFORMATION

                      WHEN LIFE INSURANCE COVERAGE BEGINS

     Coverage under the policy will take effect when we receive the premium payment that you are required to make when the policy is delivered to you. You can call (866) 695-3289 to determine if we have received your premium payment. The monthly deduction of charges will be taken from the initial premium payment beginning on the first Monthly Deduction Day.

                    CHANGING THE FACE AMOUNT OF YOUR POLICY

     You can increase or decrease the Face Amount of your policy once it is in force. The Face Amount of your policy affects the Life Insurance Benefit to be paid.

     You can request an increase in the Face Amount of your policy under certain circumstances. If an increase is approved, we will increase the Face Amount on the Monthly Deduction Day on or after the date we approve the increase. An increase in the Face Amount of your policy will have the following consequences that you should consider:

     -- additional cost of insurance charges;

     -- a new suicide and contestability period applicable only to the amount of the increase will begin;

     -- a change in the life insurance percentage applied to the entire policy under Section 7702 of the IRC;

     -- a new seven year testing period for modified endowment contract status may begin; and

     -- the Target Premium may be increased.

     Under certain circumstances, it may be more advantageous to purchase additional insurance through an existing term insurance rider rather than increasing the policy's Face Amount. (See "The Policy--Additional Benefits Through Riders and Options" for details.)

     Under certain circumstances, you can request a decrease in the Face Amount of your policy. Such a decrease may have the following consequences that you should consider:

     -- a change in the total policy cost of insurance rate;

     -- a change in the policy's monthly contract charges; and

     -- possible adverse tax consequences.

     For more information about changing the Face Amount of your policy, see the SAI.

                                POLICY PROCEEDS

     We will pay proceeds to your beneficiary when we receive satisfactory proof that the Insured (under VUL) or last surviving insured (under SVUL) died. These proceeds will equal:

        1) the Life Insurance Benefit calculated under the Life Insurance Benefit option you have chosen, valued as of the date of death;

        plus 2) any additional death benefits available under the riders you have chosen;

        less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy.

     We will pay interest on these proceeds from the date the insured (under
VUL) or last surviving insured (under SVUL) died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective. See "Life Insurance Benefit Options" for more information.

                                     PAYEES

     The beneficiary is the person(s) or entity(ies) you have specified on our records to receive the Policy Proceeds from your policy. You have certain options regarding the policy's beneficiary:

     -- You name the beneficiary when you apply for the policy. The beneficiary will receive the Policy Proceeds after the insured (under VUL) or last surviving insured (under SVUL) dies.

     -- You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

     -- You can change a revocable beneficiary while the insured (under VUL) or last surviving insured (under SVUL) is living by writing to our Service Office at the address listed on the front cover of this prospectus (or any other address we indicate to you in writing).

     -- If no beneficiary is living when the insured (under VUL) or last surviving insured (under SVUL) dies, we will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.

     You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments that still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

                          WHEN WE PAY POLICY PROCEEDS

     If the policy is still in effect, we will pay any Cash Surrender Value, partial surrenders, loan proceeds or the Policy Proceeds generally within seven days after we receive all of the necessary requirements at our Service Office at the address listed on the front cover of this prospectus (or any other address we indicate to you in writing).

     Under the following situations, payment of proceeds may be delayed:

     -- We may delay payment of any loan proceeds attributable to the Separate
        Account, any partial surrender from the Separate Account, the Cash Surrender Value or the Policy Proceeds during any period that:

        (1) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the Securities and Exchange Commission ("SEC") or the SEC declares that an emergency exists; or

        (2) the SEC, by order, permits us to delay payment in order to protect our policyowners.

     -- We may delay payment of any portion of any loan or surrender request, including requests for partial surrenders, from the Fixed Accounts for up to six months from the date we receive your request.

     -- We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

     -- Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial surrenders, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     -- If you have submitted a recent check or draft, we have the right to defer payment of any surrender, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

     We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial surrender or Cash Surrender Value for 30 days or more.

     We add interest to Policy Proceeds from the date of death to the date of payment at the same rate as we pay under the Interest Payment Option (or at a higher rate if required by law).

                                  DEATH CLAIMS

     The beneficiary can elect to have the Policy Proceeds paid into an interest-bearing account opened in the beneficiary's name. Within seven days of our receipt of due proof of death and payment instructions at our Service Office, we will provide the beneficiary with a checkbook to access these funds from the account. The beneficiary can withdraw all or a portion of the Policy Proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our General Account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account. See "Life Insurance Benefit Options" for more information.

     We will pay the Policy Proceeds in one sum unless the beneficiary chooses otherwise. There are three payment options to choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, we may pay any unpaid amount or present value in one sum.

     Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the Insured's or last surviving Insured's, as applicable, death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

     -- Interest Accumulation Option (Option 1 A)
       Under this option, the portion of the Policy Proceeds the beneficiary chooses to keep with us will earn interest each year. The beneficiary can make partial surrenders from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the partial surrender.

     -- Interest Payment Option (Option 1 B)
       Under this option, we will pay interest on all or part of the Policy
        Proceeds you choose to keep with us. You elect the frequency of the interest payments we make: once each month, every three months, every six months or once each year.

     -- Life Income Option (Option 2)
       Under this option, we make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

       Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

       If you make a request, we will send you a statement of the minimum amount due with respect to each monthly payment in writing. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

2001-2005      2006-2015      2016-2025      2026-2035      2036 AND LATER
---------      ---------      ---------      ---------      --------------
   +1              0             -1             -2                -3

     A decrease in the payee's age results in lower payments than if no decrease was made.

                     ELECTING OR CHANGING A PAYMENT OPTION

     While the insured (under VUL) or insureds (under SVUL) are living, you can elect or change your payment option. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option.

     After the insured (under VUL) or last surviving insured (under SVUL) dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing and we agree.

                         LIFE INSURANCE BENEFIT OPTIONS

     Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit option you choose. Your policy offers three options:

     OPTION 1-- The Life Insurance Benefit under this option is equal to the policy's Face Amount. Except as described below, your Life Insurance Benefit under this option will be a level amount.

     OPTION 2-- The Life Insurance Benefit under this option is equal to the policy's Face Amount plus the policy's Cash Value on the date of death. The Life Insurance Benefit under this option will vary with the policy's Cash Value. Cash Value varies due to performance of the Investment Divisions selected, interest credited to the Fixed Account(s), outstanding loans (including loan interest), charges and premium payments. Your Life Insurance Benefit will never be less than your policy's Face Amount.

     OPTION 3-- The Life Insurance Benefit under this option is equal to the policy's Face Amount plus the Adjusted Total Premium. The Life Insurance Benefit under this option will vary with the policy's Adjusted Total Premium (total premiums paid minus any partial surrenders). Your Life Insurance Benefit will never be less than your policy's Face Amount.

     We determine the Life Insurance Benefit as of the date of the insured's (under VUL) or last surviving insured's (under SVUL) death. Under any of the options, your Life Insurance Benefit may be greater if the policy's Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702, is greater than the amount calculated under the option you have chosen. You can find this percentage on the Policy Data Page.

     Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either the Guideline Premium Test ("GPT") or the Cash Value Accumulation Test ("CVAT"). You must choose either the GPT or CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the Life Insurance Benefit be at least a certain percentage (varying each year by the age of the insured) of the Cash Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on age, gender, and risk class of the insured) of the Cash Value.

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

     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to Cash Value than is required by the GPT corridor. Therefore, as your Cash Value increases, your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

     Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

     Assuming your Life Insurance Benefit does not increase in order to meet the requirements of IRC Section 7702, and assuming the same Face Amount and premium payments under these options:

     -- If you choose Option 1, your Life Insurance Benefit will not vary in amount and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds.

     -- If you choose Option 2 or 3, your Life Insurance Benefit will vary with your policy's Cash Value or Adjusted Total Premium and you will generally have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

     (See the SAI for examples of the impact of these tests on sample Life Insurance Benefit options).

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

     You can change the Life Insurance Benefit option for your policy while the insured (under VUL) or both insureds (under SVUL) are alive. Changes to Option 3 are not permitted. However, we may prohibit you from changing the Life Insurance Benefit option if the change would (1) cause the Target Face Amount or Total Face Amount of the policy to be less than $1,000,000 (for VUL) or $2,000,000 (for SVUL), (2) cause the policy to fail to qualify as life insurance under
Section 7702 of the Internal Revenue Code, or (3) cause the policy's Face Amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted on or after the policy anniversary on which the insured is age 100 (under VUL) or younger insured is or would have been age 100 (under SVUL). If the Scheduled Term Insurance Rider or Scheduled Supplementary Term Insurance Rider is in effect you must choose Option 1.

     In order to change your Life Insurance Benefit option, you must submit a signed request to our Service Office at the address listed on the front cover of this prospectus (or any other address we indicate to you in writing). We will change your Life Insurance Benefit option on the Monthly Deduction Day on or after the date we receive your written request.

     (See the SAI for examples of how an option change can impact your Life Insurance Benefit.)

                          ADDITIONAL POLICY PROVISIONS

                 LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a Face Amount increase as a result of a change in the Life Insurance Benefit option. For any increase(s) in Face Amount other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase.

                                    SUICIDE

     If the death of the insured (under VUL) or last surviving insured (under
SVUL) is a result of suicide within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or partial surrender benefits paid. If a suicide occurs within two years of the effective date of a Face Amount increase, we will also pay the limited life insurance benefit for that increase, or, if the limited life insurance benefit is not payable, the monthly deductions from Cash Value made for the increase.

                         MISSTATEMENT OF AGE OR GENDER

     If the policy application misstates any insured's age or gender, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age(s) and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth.

                                   ASSIGNMENT

     You can assign a Non-Qualified Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of it at our Service Office at:

                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                           Advanced Markets Services
                          51 Madison Avenue, Room 452
                               New York, NY 10010

(or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.) You cannot assign Qualified Policies.

                                   SURRENDERS

                               PARTIAL SURRENDERS

     You can request a partial surrender from your policy if: (1) the insured (under VUL) or either insured (under SVUL) is living, (2) the partial surrender being requested is at least $500, and (3) the partial surrender will not cause the policy to fail to qualify as life insurance under IRC Section 7702.

AMOUNT AVAILABLE FOR A PARTIAL SURRENDER

     You may request a partial surrender from the policy for an amount up to the Cash Surrender Value of your policy. We process a partial surrender at the price next determined after we receive your written request. We will not allow a partial surrender if it would reduce the policy's Face Amount, Target Face Amount or Total Face Amount below $500,000 ($250,000 of which is the minimum Face Amount requirement). See "The Effect of a Partial Surrender" for more information on how a partial surrender can reduce your Face Amount, Target Face Amount or Total Face Amount, as applicable.

REQUESTING A PARTIAL SURRENDER

     You can request a partial surrender from your policy by sending a written request to our Service Office at the address listed on the front cover of this prospectus (or any other address we indicate to you in writing) or by calling
(866) 695-3289.

     We will pay any partial surrenders generally within seven days after we receive all of the necessary documentation and information. However, we may delay payment under certain circumstances. (See "When We Pay Policy Proceeds" for more information.)

     Unless you choose a later effective date, your requested partial surrender will be effective on the date we receive your written request. However, if the day we receive your request is not a Business Day or if your request is received after 4:00 p.m. Eastern Time, then the requested partial surrender will be effective on the next Business Day.

     When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender.

     You can specify how much of the partial surrender you want taken from the amount you have in each of the Investment Divisions and in the Fixed Accounts. If you do not specify this, we will deduct the partial surrender and any partial surrender fee from the Investment Divisions and/or the Fixed Accounts in proportion to the amounts you have in each of these investment options. If you request a partial surrender that is greater than the amount in the Investment Divisions and/or in the Fixed Accounts you have chosen, we will reduce the amount of the partial surrender to the amount available and pay you that amount less any applicable surrender fee.

     A partial surrender may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.)

THE EFFECT OF A PARTIAL SURRENDER

     When you make a partial surrender, we reduce your Cash Value and Cash Surrender Value by the amount of the partial surrender, and any applicable surrender fee.

     -- OPTION 1

        If you have elected Life Insurance Benefit option 1, we reduce your policy's Face Amount by the difference between:

        (1) the amount of the surrender; and

        (2) the greater of:

            (a) the Cash Value of the policy immediately prior to the surrender, minus the Face Amount divided by the applicable percentage at the time of the partial surrender, as shown on the Policy Data Page, or

            (b) zero.

     -- OPTION 2

       If you have elected Life Insurance Benefit Option 2, we will not reduce your policy's Face Amount.

     -- OPTION 3

       If you have elected Life Insurance Benefit Option 3, the Adjusted Total
        Premium will be reduced by the amount of the surrender proceeds. A reduction of the Adjusted Total Premium will never cause the Adjusted Total Premium to be less than zero. For policies where the Adjusted Total Premium is less than the amount of the surrender, the Face Amount of the policy will be reduced by the difference between:

        (1) the amount of the surrender, less the Adjusted Total Premium amount immediately prior to the surrender; and

        (2) the greater of:

            (a) the Cash Value of the policy immediately prior to the partial surrender, less the Adjusted Total Premium, minus the Face Amount divided by the applicable percentage at the time of the surrender, as shown on the Policy Data page, or

            (b) zero.

     Any decrease in the Face Amount caused by the partial surrender will first be applied against the most recent increase in Face Amount. It will then be applied to other increases in Face Amount and then to the initial Face Amount in the reverse order in which they took place.

                                FULL SURRENDERS

CASH SURRENDER VALUE

     The Cash Surrender Value of your policy is the amount we will pay you if you request a full surrender of your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy less outstanding policy loans (including any accrued loan interest). Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Accounts, and because a surrender fee may apply, the Cash Surrender Value may be more or less than the total premium payments you have made less any premium deductions and deductions from Cash Value that were made. You can surrender your policy for its Cash Surrender Value at any time while the insured (under VUL) or last surviving insured (under SVUL) is living.

ALTERNATIVE CASH SURRENDER VALUE I ("ACSV")

     An ACSV may be made available to a Corporation, an Irrevocable Trust, or other defined policyowner class if we agree. The ACSV can be elected only at issue. The current mortality and expense risk charges will be higher for policies with an ACSV. The interest crediting rate for the Fixed Accounts on policies with an ACSV is lower than on policies without ACSV. You should contact your registered representative for the current crediting rates.

     If your policy has the ACSV, then for a period of ten years from the Issue Date, while the insured (under VUL) or either insured (under SVUL) is still living, you may surrender the policy for the Alternative Cash Surrender Value. The ACSV is equal to the Cash Surrender Value plus the unamortized value of the ACSV Benefit. The cumulative ACSV Benefit is the sum of all sales expense charges and the monthly per thousand face amount charges since issue. The ACSV Benefit will be amortized beginning with the 13th policy month and continuing through the end of the 10th policy year. (See the SAI for details.)

REQUESTING A SURRENDER

     You can surrender the policy by sending a written request and the policy to our Service Office at the address listed on the front cover of this prospectus (or any other address we indicate to you in writing).

WHEN THE SURRENDER IS EFFECTIVE

     Unless you choose a later effective date, your surrender will be effective as of the end of the day we receive your written request and the policy. However, if the day we receive your request is not a Business Day or if your request is received after 4:00 p.m. Eastern Time, the requested surrender will be effective on the next Business Day. We will mail the surrender proceeds within seven days after the effective date, subject to the limits explained in the "When We Pay Policy Proceeds" section.

                                     LOANS

     You can borrow any amount up to the loan value of the policy. The loan value at any time is equal to: ((100% - a) x b) - c, where:

     a = the current loan interest rate
     b = the policy's Cash Surrender Value
     c = the sum of three month's of Monthly Deductions.

                      YOUR POLICY AS COLLATERAL FOR A LOAN

     When you request a loan, if the Cash Value in the Standard Fixed Account does not equal at least 100% of the requested loan plus any outstanding loans including accrued loan interest, a transfer of funds will be made from the Enhanced DCA Fixed Account to the Standard Fixed Account so that the Cash Value in the Standard Fixed Account is at least 100% of the requested loan plus any outstanding loans, including accrued loan interest. If, after the transfer of all funds in the Enhanced DCA Fixed Account, the Cash Value of the Standard Fixed Account is not at least 100% of the requested loan amount, a transfer of funds will be made from the Separate Account to the Standard Fixed Account so that the

Cash Value in the Standard Fixed Account is at least 100% of the requested loan amount plus any outstanding loans including accrued loan interest. We will transfer these funds from the Investment Divisions of the Separate Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial surrenders or transfer any funds from the Standard Fixed Account if the partial surrender or transfer would cause the Cash Value of the Standard Fixed Account to fall below 100% of all outstanding loans. Additionally, if the monthly deductions from the Cash Value will cause the Cash Value of the Standard Fixed Account to fall below 100% of all outstanding policy loans, we will take these deductions first from the Enhanced DCA Fixed Account, and then from the Investment Divisions of the Separate Account as indicated above.

                                 LOAN INTEREST

     We currently charge an effective annual loan interest rate of 4% in Policy Years 1-10, and 3.25% in Policy Years 11 and beyond. We may increase or decrease this rate but we guarantee that the rate will never exceed 6%. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1% per calendar year.

                 INTEREST ON THE CASH VALUE HELD AS COLLATERAL

     When you take a loan against your policy, the loaned amount which we hold in the Standard Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the loaned amount in the Standard Fixed Account may also be different from the rate we credit on other amounts in the Standard Fixed Account or amounts in the Enhanced DCA Fixed Account. The rate we credit on loaned amounts will never be less than 2% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 3%. For the first ten Policy Years, the rate we currently expect to credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently expect to credit on loaned amounts is 0.25% less than the rate we charge for loan interest. The interest earned on amounts held as collateral for the policy loan will remain in the Standard Fixed Account.

                           WHEN LOAN INTEREST IS DUE

     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

     -- the policy anniversary;

     -- the date you increase or repay a loan;

     -- the date of a new loan;

     -- the date you surrender the policy;

     -- the date the policy lapses; or

     -- the date on which the insured (under VUL) or last surviving insured
        (under SVUL) dies.

     Any loan interest due on a policy anniversary which you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the Cash Surrender Value, the greater the risk that the remaining Cash Surrender Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing.

                                 LOAN REPAYMENT

     You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment. When a loan repayment is received, we will use the money to cancel all or part of any outstanding loan. The monies will be allocated in accordance with the most recent premium allocation election in effect at the time of the loan repayment. If you do not wish to have the loan repayment allocated in accordance with the premium allocation election in effect, you must indicate to us in writing how you would like the payment allocated and we must agree.

                             EXCESS LOAN CONDITION

     If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.

                          THE EFFECT OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited on loaned amounts held in the Standard Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest on loaned amounts held in the Standard Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

     In addition, unpaid loan interest generally will be treated as a new loan under the Internal Revenue Code ("IRC"). If the Policy is a modified endowment contract, a loan may result in taxable income to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See "Federal Tax Considerations" for more information.)

                         TERMINATION AND REINSTATEMENT

                                  LATE PERIOD

     The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is insufficient to pay the monthly deductions from Cash

Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy of the notice to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. You policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits. No new loans or partial surrenders may be taken during the late period.

     If the insured (under VUL) or last surviving insured (under SVUL) dies during the late period, we will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the insured dies. If your policy has the No-Lapse Guarantee, it may prevent your policy from terminating during the first three years.

                               NO-LAPSE GUARANTEE

     The No-Lapse Guarantee ensures that the policy will remain in effect during the first three Policy Years if it passes a minimum premium test. In order to pass that test, the total premiums you have paid into the policy (adjusted for loans or partial surrenders you have taken) must be at least equal to the minimum monthly premium payment amount of the policy, as shown on the Policy Data Page, multiplied by the number of months that the policy has been in effect.

     If the policy passes the minimum premium test, it will not enter the late period even if the Cash Surrender Value on a Monthly Deduction Day is insufficient to pay for the monthly deductions from Cash Value for the next policy month. Rather, we will deduct the charges from your Cash Surrender Value to the extent possible. We will defer the deduction of any amount that exceeds the Cash Surrender Value until the end of the guarantee period. When the guarantee period ends, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a bill. If that bill is not paid, the policy will end.

     The No-Lapse Guarantee will end on the earliest of:

     -- the third policy anniversary;

     -- the date on which you change (1) the Face Amount of the policy or (2) the Life Insurance Benefit option resulting in a change in the Face Amount;

     -- the date you add or delete any riders to the policy;

     -- the date you increase or decrease any rider coverage amounts; or

     -- the date on which a change in underwriting class takes effect.

The No-Lapse Guarantee benefit is not available if the Level First-to-Die Rider, the Scheduled Term Insurance Rider or the Scheduled Supplementary Term Insurance Rider is in effect.

                              REINSTATEMENT OPTION

     If your policy has ended, you can request that we reinstate your policy if all of these conditions are met:

     -- you make your request within five years after your policy is ended;

     -- the insured (under VUL) or both insureds (under SVUL) are alive
        (however, we will accept your reinstatement request when only one insured is living if the other insured died before your policy was terminated); and

     -- you have not surrendered your policy for its Cash Surrender Value.

     Keep in mind that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on partial surrenders or amounts borrowed from the policy.

     Before we reinstate your policy, we must receive the following:

        (1) a payment equal to an amount sufficient to keep the policy in effect for at least three months, and

        (2) satisfactory evidence of insurability, if your reinstatement request is more than 31 days after the end of the late period.

     We will allocate your payments to the Investment Divisions and/or the Standard Fixed Account according to your instructions at the time you make such payment.

     The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve your request. If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not ended.

     The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed. We will deduct any unpaid loan from this Cash Value or any unpaid loan can be repaid together with loan interest, up to 6% compounded annually, from the end of the late period to the date of reinstatement.

                       FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values and are automatically applied to increase the book reserves associated with the policies. Under existing Federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.

CHARGES FOR TAXES

     We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the Internal Revenue Code in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.

     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the Internal Revenue Code, a policy will qualify as life insurance under the Internal Revenue Code only if the diversification requirements of Internal Revenue Code Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with Internal Revenue Code Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds have committed to us that the Eligible Portfolios will meet the diversification requirements.

     The Internal Revenue Service has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under Internal Revenue Code Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular investment divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

     We believe that the policy meets the statutory definition of life insurance under Internal Revenue Code Section 7702 and that you and the beneficiary of your policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the Internal Revenue Code. Pursuant to
Section 101(g) of the Internal Revenue Code, amounts received by the policyowner may also be excludable from the policyowner's gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)

     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

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     We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

MODIFIED ENDOWMENT CONTRACT STATUS

     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premium" was $1,000, the maximum premium that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

     Certain changes in the terms of a policy, including a reduction in life insurance benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a "material change" occurs at any time while the policy is in force, a new 7-pay test period will start and the policy will need to be retested to determine whether it continues to meet the 7-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven policy years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the 7-pay test, all distributions (including loans) occurring in the policy year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Under the Internal Revenue Code, any distribution or loan made within two Policy Years prior to the date that a policy fails the 7-pay test is considered to have been made in anticipation of the failure.

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POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its cash surrender value, you will recognize ordinary income for federal tax purposes to the extent that the cash value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the Internal Revenue Code prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in face amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the cash value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Internal Revenue Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal or a loan), it may also be subject to a 10% penalty tax under Internal Revenue Code
Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of

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

the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% tax.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the cash surrender value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.

CORPORATE OWNERS

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and
(ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, Internal Revenue Code Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the life insurance benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

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

LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the Internal Revenue Code. The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer or employee or because the insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of "life insurance contract" under the Internal Revenue Code. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the Internal Revenue Service may enact.

OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary.

QUALIFIED PLANS

     The policies are intended to be used with plans qualified under IRC Section 401(a). While these plans include profit sharing plans, 401(k) plans, money purchase pension plans and defined benefit plans, purchasers of these policies should seek competent legal and tax advice regarding the suitability of these policies for all types of plans qualified under Section 401(a). Generally, employer contributions to plans qualified under Section 401(a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.

STEP PROGRAM

     The Severance Trust Executive Program ("STEP") is an employee welfare benefit plan that provides severance benefits and life insurance coverage through a ten-or-more employer trust as described in Section 419A(f)(6) of the Internal Revenue Code. The tax consequences of participating in a STEP trust are uncertain under current law. There is a reasonable possibility that contributions to the STEP trust may not be deductible for income tax purposes. Moreover, there is at least some risk that an employee or owner may be viewed by the Internal Revenue Service as receiving gross income in the year contributions are made to the STEP trust. Prospective participants should have their own qualified advisors review the legal and actuarial opinions applicable to the STEP Program.

WITHHOLDING

     Under Section 3405 of the Internal Revenue Code, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. You can elect to have either non-periodic or periodic payments made without withholding except where your tax

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

identification number has not been furnished to us, or where the Internal Revenue Service has notified us that a tax identification number is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the Federal securities law), investment, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Accounts. Each year we will mail you a report showing the Cash Value, Cash Surrender Value and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services, Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

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

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2003 and 2002 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003 (including the report of independent accountants) and the Separate Account statement of assets and liabilities as of December 31, 2003 and the statement of operations, statement of changes in net assets and financial highlights for each of the periods indicated in the Financial Statements (including the report of independent accountants) are included in the SAI. The independent accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036.

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

                                STATE VARIATIONS

     The following lists by jurisdiction any variations to the statements made in this prospectus. Unless otherwise stated, the variations listed apply to both VUL and to SVUL policies.

CALIFORNIA

Free Look--If you cancel your policy within twenty days after delivery, a refund will be made within thirty days. We will pay you your policy's Cash Value on the date you return the policy, plus the charges that were deducted from the premium payments you have made, less any loans and partial surrenders you have taken.

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.

COLORADO

Transfers Among Investment Divisions and the Fixed Accounts--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Standard Fixed Account, even if such change occurs after the first two Policy Years.

Suicide--The Suicide Exclusion period is one year from the Issue Date.

CONNECTICUT

24-Month Exchange Privilege--All riders attached to this policy will be included in the new policy only if those riders would have been offered with the new policy on its date of issue.

DISTRICT OF COLUMBIA

Free Look--You have until the later of twenty days from the date you receive your policy, or forty-five days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first twenty days after you receive your policy to the General Account. After this twenty day period, we will allocate your net premiums according to your instructions.

FLORIDA

Life Insurance Benefit Options--In the event that the insured (under VUL) or last surviving insured (under SVUL) dies during the policy month following a Monthly Deduction Day on which the Cash Surrender Value of the policy was less than the monthly deduction charges deducted for that month, we will reduce the life insurance proceeds by the difference between the monthly deduction charges and the Cash Surrender Value as calculated on that prior Monthly Deduction Day.

Termination and Reinstatement--If your policy's Cash Surrender Value on any Monthly Deduction Day is less than or equal to zero, and the policy's No-Lapse Guarantee benefit is not in effect, your policy will enter the late period.

Late Period--The late period is the thirty-one days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is less than or equal to zero and the policy's No-Lapse Guarantee benefit is not in effect. We will mail a notice to the policyowner (and any known assignee) at least thirty days before the end of the late
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

period stating the amount of premium needed to cover any overdue charges. If the late period expires without sufficient payment, then we will terminate your policy without any benefits.

However, you do have the opportunity to change your insurance to paid-up life insurance, which will be payable to the Beneficiary upon receipt of proof of death of the insured (under VUL) or surviving insured (under SVUL). No more premiums may be paid, the Life Insurance Benefit option selected under the policy will no longer apply, and loans, partial surrenders and transfers will no longer be available. No insurance or benefits from riders will be provided after this paid-up insurance goes into effect. Your signed notice must be received before the end of the late period. See your policy for details regarding this option.

Life Extension Benefit Rider--The Life Extension Benefit Rider is not available.

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.

ILLINOIS

Three-year No-Lapse Guarantee--The No-Lapse Guarantee benefit is known as the Coverage Protection Benefit.

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.

INDIANA

Free Look--You may return the policy to any of our registered representatives.

Premiums--Premiums are payable to any of our registered representatives.

Policy Proceeds--Policy Proceeds will be paid within two months of receipt of proof of death.

Alternative Cash Surrender Value--The Alternative Cash Surrender Value (ACSV) is not available.

KANSAS

Premiums--Premiums are payable to any of our registered representatives.

LOUISIANA

Late Period--We will mail a notice to the policyowner (and any known assignee) at least 62 days before the end of the late period.

MARYLAND

Changing the Face Amount of Your Policy--You are allowed to increase your policy's Face amount only once per policy year, subject to a $5,000 minimum and subject to a maximum limit we set based on predetermined administrative and underwriting guidelines, such as risk classification, and the age of the insured.

You can decrease the Face Amount only once per policy year, provided that the new Face Amount is not less than the minimum Face Amount for the policy. No decreases are permitted during the first three Policy Years.

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

Mortality and Expense Charge--A monthly mortality and expense risk charge, which will not exceed, on an annual basis, 0.90% of the net asset value of a fund share held in the Separate Account.

Right to Examine Policy--Within 10 days after delivery, or if later, within 45 days of the date of execution of the application, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased.

Charge for Additional Reports Updating the Status of Your Policy--If additional reports are requested, we may charge a reasonable fee, not to exceed $35, for this report.

Life Extension Benefit Rider--The Life Extension Benefit Rider is not available.

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.

MASSACHUSETTS

Transfers Among Investment Divisions and the Fixed Accounts--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Standard Fixed Account.

Guaranteed Minimum Death Benefit Rider--The Guaranteed Minimum Death Benefit Rider is not available.

MICHIGAN

Living Benefits Rider--You may exercise the benefit under this rider if the insured (VUL) or last surviving insured (SVUL) has a life expectancy of six months or less.

MISSOURI

Free Look--If you cancel your policy within twenty days after delivery, a refund will be made equal to the premium payments you have made less any loans and partial surrenders you have taken.

Suicide--If the death of the insured (VUL) or last surviving insured (SVUL) is a result of suicide within two years of the Issue Date, we will pay the limited Life Insurance Benefit only if we can show that the Insured intended to commit suicide when the policy was applied for. Otherwise, we will pay the full Life Insurance Benefit.

Contestability--We will not contest payment of the life insurance proceeds based on the initial Face Amount, after this policy has been in force during the lifetime of the insured for 2 years from the earlier of the Issue Date or the Policy Date.

MONTANA

Policy Proceeds--Policy Proceeds will be paid within sixty days of receipt of proof of death, If settlement is made after the first thirty days of receipt of proof of death, it will bear interest at a rate prescribed by Montana Law from the thirtieth day until a settlement is made.

Policy is issued on a unisex basis. Any reference in this prospectus which makes a distinction based on the sex of the insured should be disregarded for policies issued in this state.

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

NEBRASKA

Late Period--We will mail a notice to the policyowner (and any known assignee) at least 61 days before the end of the late period.

The Contestability and Suicide provisions are measured from the Policy date.

NEW HAMPSHIRE

Premiums--Premiums are payable to any of our registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

NEW YORK

Changing the Face Amount of Your Policy--You are allowed to increase your policy's Face Amount only once each Policy Year. You are allowed to decrease you policy's Face Amount only once each Policy Year.

Loans--The loan value of the policy will never be less than 75% of the policy's Cash Surrender Value.

Transfers Among Investment Divisions and the Fixed Accounts--We may impose a charge up to $25 per transfer for each transfer after the first twelve in any Policy Year.

Free Look--You have ten days from the date you receive your policy to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first ten days after you receive your policy to the General Account. After this ten-day period, we will allocate your net premiums according to your instructions.

The Separate Account--If there is a change in the investment strategy of any Investment Division, you have the option of converting the policy, without evidence of insurability, within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. The policy will be converted to a new fixed benefit life insurance policy, for an amount of insurance not greater than the Life Insurance Benefit of the original policy, on the date of conversion. The new policy will be based on the same issue ages, sexes and underwriting classes as your original Policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.

Policy Split Option--In addition to divorce and certain tax law changes, the policy may be split for any other reason, provided we agree. The Life Insurance Benefit option for each new policy will be the option in effect on the date when you split the policy.

Guaranteed Minimum Death Benefit Rider--The Guaranteed Minimum Death Benefit Rider is not available.

Life Extension Benefit Rider--The Life Extension Benefit Rider is not available.

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.

Scheduled Term Insurance Rider--This rider will end on the policy anniversary on which the insured is age 80 (under VUL) or the younger insured is or would have been age 70 (under SVUL).

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

Spouse's Paid-up Insurance Purchase Option Rider--The Spouse's Paid-up Insurance Purchase Option Rider is not available.

Supplementary Term Rider--This rider will end on the policy anniversary on which the insured is age 80 (under VUL) or the younger insured is or would have been age 80 (under SVUL).

Monthly Per Thousand Face Amount Charge--The monthly per thousand face amount charge is guaranteed not to exceed $0.03 per $1,000 of face amount in Years 1-10 and $0.00 in Years 11 and beyond.

NORTH DAKOTA

Suicide--The Suicide Exclusion period is one year from the Issue Date.

OKLAHOMA

Free Look--If a refund is not made within thirty days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the state of Oklahoma.

Premiums--Premiums are payable to any of our registered representatives.

OREGON

State Tax Charge--The State Tax Charge is referred to as the State Tax Chargeback and will never exceed 3%.

Federal Tax Charge--The Federal Tax Charge will never exceed 3%.

Policy Proceeds--Any life insurance settlement proceeds paid in one sum must be made within 30 days of receipt of proof of death. If settlement is made after the first 30 days of receipt of proof of death, it will bear interest at a rate prescribed by Oregon Law from the 30th day until settlement is made.

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.

PENNSYLVANIA

Changing Your Life Insurance Benefit Option--A Life Insurance Benefit option change cannot be made if it will decrease the policy Face Amount below the minimum Face Amount for the policy.

Changing the Face Amount of Your Policy--You are allowed to decrease your policy's Face Amount only once each Policy Year provided that the new Face Amount is not less than the minimum Face Amount for the policy.

You can have your policy's Face Amount increased subject to a $5,000 minimum and a maximum amount not to exceed our maximum limits.

Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

Late Period--We will not terminate your policy until 61 days after the date we mail a notice to the policyowner (and any known assignee).

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Cash Value--The Cash Value of this policy on the Issue Date is equal to the initial premium paid for the policy, less the deductions from premiums.

Misstatement of Age or Gender--If the policy application misstates any insured's age or gender, we will adjust the Life Insurance Benefit and the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date(s)of birth and/or correct sex. We will not adjust the Cash Value or the Cash Surrender Value.

Policy Split Option--Due to state regulations, the policy cannot be split in the event of the divorce of the insureds.

TEXAS

Changing the Face Amount of Your Policy--You are allowed to decrease your policy's Face Amount only once each Policy Year.

Changing Your Life Insurance Benefit Option--You may make only one change in your Life Insurance Benefit option each Policy Year.

Reinstatement Option--From the date of reinstatement, new incontestability and suicide exclusion periods will apply with regard to all statements and representations made in the reinstatement application only.

Cash Surrender Value--If you request a full surrender of the policy within thirty days after a policy anniversary, the value in the Fixed Accounts for purposes of calculating the Cash Surrender Value will not be less than the value that was in the Fixed Accounts on such anniversary.

Guaranteed Minimum Death Benefit Rider--The Guaranteed Minimum Death Benefit Rider is not available.

Life Extension Benefit Rider--The Life Extension Benefit Rider is not available.

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.

Monthly Per Thousand Face Amount Charge--The monthly per thousand face amount charge is guaranteed not to exceed $0.03 per $1,000 of Face Amount in Years 1-10 and $0.00 in Years 11 and beyond.

UTAH

Changing the Face Amount of Your Policy--You are allowed to decrease your policy's Face Amount only once each Policy Year provided that the new Face Amount is not less than the minimum Face Amount for the policy.

VERMONT

Loans--The loan value of the policy will never be less than 75% of the policy's Cash Surrender Value.

WEST VIRGINIA

Loans--We reserve the right to defer the payment of any loan, surrender proceeds, or life insurance proceeds based on funds allocated to the Fixed Accounts for up to thirty days from the date we receive your request.

     The Statement of Additional Information ("SAl") includes additional information about Pinnacle VUL and Pinnacle SVUL. The SAl is available without charge upon request. You can request the SAl by mail (at our Service Office at New York Life Insurance and Annuity Corporation (a Delaware Corporation), Advanced Markets Services, 51 Madison Avenue, Room 452, New York, NY 10010 or by phone on our toll-free number (866) 695-3289. The current SAl is incorporated by reference into the prospectus and has been filed with the SEC.

     Information about Pinnacle VUL and Pinnacle SVUL (including the SAl) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about Pinnacle VUL and Pinnacle SVUL are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

     For a personalized illustration, contact your Registered Representative or call our toll-free number, (866) 695-3289.

SEC File Number: 811- 07798

                                   APPENDIX A

                                 ILLUSTRATIONS

     The following tables demonstrate the way your policy works. The tables are based on the sex, age, underwriting class, initial Life Insurance Benefit and premium as follows:

     Tables 1 and 2 are for a policy issued to a male with a preferred underwriting class and issue age 50 with a planned annual premium of $100,000 and an initial face amount of $5,000,000 and no riders. Tables 3 and 4 are for a policy issued to a male and female with a preferred underwriting class and both are issue age 50 with a planned premium of $200,000 and an initial face amount of $10,000,000. All tables assume that 100% of the net premium is allocated to the separate account.

     The tables show how the Life Insurance Benefit, cash value and cash surrender value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6% or 12%. The tables will assist in the comparison of the Life Insurance Benefit, cash value and cash surrender value of the policy with other variable life insurance plans.

     The Life Insurance Benefit, cash value and cash surrender value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above or below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 12%, but varied above or below that average for Individual Investment Divisions. They would also differ if any policy loans or partial surrenders were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

     Tables 1 and 3 reflect all deductions and charges under the policy and assume that the cost of insurance charges is based on our current cost of insurance rates. These deductions and charges include all charges from planned premium payments and the cash value at their current levels.

     Tables 1 and 3 reflect mortality and expense risk fee assessed against the policy's cash value allocated to the Separate Account and is equal to an annual rate (on a current basis) of .55% in policy years one through twenty. In policy years twenty-one and beyond, the charge is equal to an annual rate of .35%. The rate used to calculate the mortality and expense risk charge will be reduced based on the policy's Separate Account Value as follows:

SEPARATE ACCOUNT VALUE                                         REDUCTION IN RATE
----------------------                                         -----------------
Less than $250,000..........................................         0.00%
At least $250,000 but less than $500,000....................         0.20%
At least $500,000 but less than $1,000,000..................         0.25%
$1,000,000 or more..........................................         0.30%

     Tables 2 and 4 reflect all deductions and charges under the policy and assume that the cost of insurance charges is based on the guaranteed cost of insurance rates. These deductions and charges include all charges from planned premium payments and the cash value at their guaranteed levels.

     Tables 2 and 4 reflect mortality and expense risk fee assessed against the policy's cash value allocated to the Separate Account and is equal to an annual rate (on a guaranteed basis) of 1.00%.

     All tables reflect total assumed investment advisory fees together with other expenses incurred by the funds of 0.84% of the average daily net assets of the Funds. This total is based upon (a) 0.65% of the arithmetic average daily net assets, which is an average of the management fees of each Investment Division; (b) 0.06% of the arithmetic average daily net assets of the Funds which is an average of the actual administrative fees for each Investment Division; and (c) 0.13% of the arithmetic average daily net assets of the Funds which is an average of the other expenses after expense reimbursement for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.

     Taking into account the arithmetic average investment advisory fees and expense of the Funds, the gross rates of return of 0%, 6% and 12% would correspond to illustrated net investment returns of -0.84%, 5.11% and 11.06%, respectively.

     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     NYLIAC will furnish, upon request, a comparable illustration using the age, sex, and underwriting classification of the insured for any initial Life Insurance Benefit and premium request. In addition to an illustration assuming policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

                                    TABLE 1

            NYLIAC PINNACLE VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                       MALE ISSUE AGE: 50, PREFERRED
                       PLANNED ANNUAL PREMIUM: $100,000
                       INITIAL FACE AMOUNT: $5,000,000
                       LIFE INSURANCE BENEFIT OPTION: 1

                       ASSUMING CURRENT CHARGES

                               END OF YEAR DEATH                    END OF YEAR CASH                    END OF YEAR CASH
                              BENEFIT(1) ASSUMING                   VALUE(1) ASSUMING                  SURRENDER VALUE(1)
                               HYPOTHETICAL GROSS                  HYPOTHETICAL GROSS                 ASSUMING HYPOTHETICAL
                               ANNUAL INVESTMENT                    ANNUAL INVESTMENT                GROSS ANNUAL INVESTMENT
                                   RETURN OF                            RETURN OF                           RETURN OF
VALUE (1)              ----------------------------------   ---------------------------------   ---------------------------------
POLICY YEAR               0%          6%          12%          0%          6%          12%         0%          6%          12%
-----------            ---------   ---------   ----------   ---------   ---------   ---------   ---------   ---------   ---------
1....................  5,000,000   5,000,000    5,000,000      33,843      36,046      38,252      33,843      36,046      38,252
2....................  5,000,000   5,000,000    5,000,000      90,444      98,523     106,875      90,444      98,523     106,875
3....................  5,000,000   5,000,000    5,000,000     146,377     163,970     182,828     146,377     163,970     182,828
4....................  5,000,000   5,000,000    5,000,000     201,651     232,525     267,442     201,651     232,525     267,442
5....................  5,000,000   5,000,000    5,000,000     256,801     304,962     361,282     256,801     304,962     361,282
6....................  5,000,000   5,000,000    5,000,000     337,718     408,829     494,717     337,718     408,829     494,717
7....................  5,000,000   5,000,000    5,000,000     418,832     519,161     644,135     418,832     519,161     644,135
8....................  5,000,000   5,000,000    5,000,000     498,303     633,940     808,845     498,303     633,940     808,845
9....................  5,000,000   5,000,000    5,000,000     575,781     753,215     990,385     575,781     753,215     990,385
10...................  5,000,000   5,000,000    5,000,000     651,112     877,092   1,191,136     651,112     877,092   1,191,136
15...................  5,000,000   5,000,000    5,000,000     986,688   1,568,943   2,553,810     986,688   1,568,943   2,553,810
20...................  5,000,000   5,000,000    7,420,846   1,229,035   2,390,600   4,787,643   1,229,035   2,390,600   4,787,643
25...................  5,000,000   5,000,000   11,763,211   1,383,633   3,449,519   8,462,742   1,383,633   3,449,519   8,462,742

---------------

(1) Assumes no policy loan or partial surrender has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OR RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OR RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

            NYLIAC PINNACLE VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                       MALE ISSUE AGE: 50, PREFERRED
                       PLANNED ANNUAL PREMIUM: $100,000
                       INITIAL FACE AMOUNT: $5,000,000
                       LIFE INSURANCE BENEFIT OPTION: 1

                       ASSUMING CURRENT CHARGES

                                END OF YEAR DEATH                       END OF YEAR CASH
                               BENEFIT(1) ASSUMING                     VALUE(1) ASSUMING
                                HYPOTHETICAL GROSS                     HYPOTHETICAL GROSS
VALUE                           ANNUAL INVESTMENT                      ANNUAL INVESTMENT
(1)                                 RETURN OF                              RETURN OF
POLICY                 ------------------------------------   ------------------------------------
YEAR                      0%           6%           12%          0%           6%           12%
---------------------  ---------   ----------   -----------   ---------   ----------   -----------
30...................  5,000,000    6,143,632    18,433,553   1,389,285    4,799,712    14,401,213
35...................  5,000,000    7,730,787    28,749,427   1,144,922    6,442,322    23,957,856
40...................  5,000,000    9,617,774    44,814,130     431,978    8,436,644    39,310,640
45...................      0       11,857,544    69,840,613       0       10,878,480    64,073,957
50...................      0       14,429,108   108,242,713       0       14,146,184   106,120,307

                                 END OF YEAR CASH
                                SURRENDER VALUE(1)
                              ASSUMING HYPOTHETICAL
VALUE                        GROSS ANNUAL INVESTMENT
(1)                                 RETURN OF
POLICY                 ------------------------------------
YEAR                      0%           6%           12%
---------------------  ---------   ----------   -----------
30...................  1,389,285    4,799,712    14,401,213
35...................  1,144,922    6,442,322    23,957,856
40...................    431,978    8,436,644    39,310,640
45...................      0       10,878,480    64,073,957
50...................      0       14,146,184   106,120,307

---------------

(1) Assumes no policy loan or partial surrender has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OR RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OR RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                    TABLE 2

            NYLIAC PINNACLE VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                       MALE ISSUE AGE: 50, PREFERRED
                       PLANNED ANNUAL PREMIUM: $100,000
                       INITIAL FACE AMOUNT: $5,000,000
                       LIFE INSURANCE BENEFIT OPTION: 1

                       ASSUMING GUARANTEED CHARGES

                               END OF YEAR DEATH                 END OF YEAR CASH                 END OF YEAR CASH
                              BENEFIT(1) ASSUMING                VALUE(1) ASSUMING               SURRENDER VALUE(1)
                              HYPOTHETICAL GROSS                HYPOTHETICAL GROSS              ASSUMING HYPOTHETICAL
                               ANNUAL INVESTMENT                 ANNUAL INVESTMENT             GROSS ANNUAL INVESTMENT
                                   RETURN OF                         RETURN OF                        RETURN OF
VALUE (1)              ---------------------------------   -----------------------------   -------------------------------
POLICY YEAR               0%          6%          12%        0%        6%         12%        0%         6%          12%
-----------            ---------   ---------   ---------   -------   -------   ---------   -------   ---------   ---------
1....................  5,000,000   5,000,000   5,000,000    12,640    14,160      15,696    12,640      14,160      15,696
2....................  5,000,000   5,000,000   5,000,000    52,848    58,416      64,196    52,848      58,416      64,196
3....................  5,000,000   5,000,000   5,000,000    90,048   102,157     115,178    90,048     102,157     115,178
4....................  5,000,000   5,000,000   5,000,000   124,025   145,106     168,651   124,025     145,106     168,651
5....................  5,000,000   5,000,000   5,000,000   154,419   186,828     224,487   154,419     186,828     224,487
6....................  5,000,000   5,000,000   5,000,000   205,484   252,955     310,116   205,484     252,955     310,116
7....................  5,000,000   5,000,000   5,000,000   252,186   318,412     401,051   252,186     318,412     401,051
8....................  5,000,000   5,000,000   5,000,000   294,407   383,033     497,784   294,407     383,033     497,784
9....................  5,000,000   5,000,000   5,000,000   331,930   446,560     600,798   331,930     446,560     600,798
10...................  5,000,000   5,000,000   5,000,000   364,303   508,496     710,440   364,303     508,496     710,440
15...................  5,000,000   5,000,000   5,000,000   428,815   772,303   1,374,841   428,815     772,303   1,374,841
20...................  5,000,000   5,000,000   5,000,000   249,223   870,331   2,309,746   249,223     870,331   2,309,746
25...................      0       5,000,000   5,257,302      0      568,117   3,782,232      0        568,117   3,782,232

---------------

(1) Assumes no policy loan or partial surrender has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OR RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

            NYLIAC PINNACLE VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                       MALE ISSUE AGE: 50, PREFERRED
                       PLANNED ANNUAL PREMIUM: $100,000
                       INITIAL FACE AMOUNT: $5,000,000
                       LIFE INSURANCE BENEFIT OPTION: 1

                       ASSUMING GUARANTEED CHARGES

                              END OF YEAR DEATH               END OF YEAR CASH               END OF YEAR CASH
                             BENEFIT(1) ASSUMING             VALUE(1) ASSUMING              SURRENDER VALUE(1)
                              HYPOTHETICAL GROSS             HYPOTHETICAL GROSS           ASSUMING HYPOTHETICAL
                              ANNUAL INVESTMENT              ANNUAL INVESTMENT           GROSS ANNUAL INVESTMENT
                                  RETURN OF                      RETURN OF                      RETURN OF
VALUE (1)                ----------------------------   ----------------------------   ----------------------------
POLICY YEAR                0%       6%        12%         0%       6%        12%         0%       6%        12%
-----------------------  ------   ------   ----------   ------   ------   ----------   ------   ------   ----------
30.....................    0        0       7,655,236     0        0       5,980,653     0        0       5,980,653
35.....................    0        0      10,767,513     0        0       8,972,928     0        0       8,972,928
40.....................    0        0      14,762,980     0        0      12,949,982     0        0      12,949,982
45.....................    0        0      20,010,097     0        0      18,357,887     0        0      18,357,887
50.....................    0        0      27,015,763     0        0      26,486,042     0        0      26,486,042

---------------

(1) Assumes no policy loan or partial surrender has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                    TABLE 3

     NYLIAC PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                       MALE/FEMALE ISSUE AGE: 50, PREFERRED
                       PLANNED ANNUAL PREMIUM: $200,000
                       INITIAL FACE AMOUNT: $10,000,000
                       LIFE INSURANCE BENEFIT OPTION: 1

                       ASSUMING CURRENT CHARGES

                                END OF YEAR DEATH                      END OF YEAR CASH
                               BENEFIT(1) ASSUMING                    VALUE(1) ASSUMING
                                HYPOTHETICAL GROSS                    HYPOTHETICAL GROSS
                                ANNUAL INVESTMENT                     ANNUAL INVESTMENT
VALUE (1)                           RETURN OF                             RETURN OF
POLICY                 ------------------------------------   ----------------------------------
YEAR                       0%           6%          12%          0%          6%          12%
---------              ----------   ----------   ----------   ---------   ---------   ----------
1....................  10,000,000   10,000,000   10,000,000     132,558     140,650      148,745
2....................  10,000,000   10,000,000   10,000,000     290,903     316,962      343,986
3....................  10,000,000   10,000,000   10,000,000     446,820     501,072      559,767
4....................  10,000,000   10,000,000   10,000,000     601,165     694,243      798,682
5....................  10,000,000   10,000,000   10,000,000     753,776     896,705    1,063,572
6....................  10,000,000   10,000,000   10,000,000     931,562   1,137,875    1,387,215
7....................  10,000,000   10,000,000   10,000,000   1,109,882   1,392,867    1,748,018
8....................  10,000,000   10,000,000   10,000,000   1,286,286   1,660,255    2,147,779
9....................  10,000,000   10,000,000   10,000,000   1,460,794   1,940,641    2,590,702
10...................  10,000,000   10,000,000   10,000,000   1,633,385   2,234,617    3,081,411
15...................  10,000,000   10,000,000   13,927,873   2,464,285   3,928,907    6,448,089
20...................  10,000,000   11,033,368   21,899,030   3,232,891   6,062,290   12,032,434
25...................  10,000,000   13,750,436   33,477,495   3,958,630   8,814,382   21,459,933

                                END OF YEAR CASH
                                SURRENDER VALUE
                          ASSUMING HYPOTHETICAL GROSS
                               ANNUAL INVESTMENT
VALUE (1)                          RETURN OF
POLICY                 ----------------------------------
YEAR                      0%          6%          12%
---------              ---------   ---------   ----------
1....................    132,558     140,650      148,745
2....................    290,903     316,962      343,986
3....................    446,820     501,072      559,767
4....................    601,165     694,243      798,682
5....................    753,776     896,705    1,063,572
6....................    931,562   1,137,875    1,387,215
7....................  1,109,882   1,392,867    1,748,018
8....................  1,286,286   1,660,255    2,147,779
9....................  1,460,794   1,940,641    2,590,702
10...................  1,633,385   2,234,617    3,081,411
15...................  2,464,285   3,928,907    6,448,089
20...................  3,232,891   6,062,290   12,032,434
25...................  3,958,630   8,814,382   21,459,933

---------------

(1) Assumes no policy loan or partial surrender has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

     NYLIAC PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                       MALE/FEMALE ISSUE AGE: 50, PREFERRED
                       PLANNED ANNUAL PREMIUM: $200,000
                       INITIAL FACE AMOUNT: $10,000,000
                       LIFE INSURANCE BENEFIT OPTION: 1

                       ASSUMING CURRENT CHARGES

                                 END OF YEAR DEATH                       END OF YEAR CASH
                                BENEFIT(1) ASSUMING                     VALUE(1) ASSUMING
                                HYPOTHETICAL GROSS                      HYPOTHETICAL GROSS
                                 ANNUAL INVESTMENT                      ANNUAL INVESTMENT
VALUE(1)                             RETURN OF                              RETURN OF
POLICY                 -------------------------------------   ------------------------------------
YEAR                       0%           6%           12%          0%           6%           12%
---------------------  ----------   ----------   -----------   ---------   ----------   -----------
30...................  10,000,000   16,786,062    50,766,718   4,565,019   12,252,600    37,055,998
35...................  10,000,000   20,438,400    77,592,312   4,950,384   16,482,581    62,574,445
40...................  10,000,000   24,867,591   119,530,809   4,926,061   21,623,992   103,939,834
45...................  10,000,000   30,411,168   186,385,088   4,110,192   27,900,154   170,995,494
50...................  10,000,000   36,801,888   289,302,596   1,543,407   36,080,283   283,629,996

                                 END OF YEAR CASH
                                SURRENDER VALUE(1)
                           ASSUMING HYPOTHETICAL GROSS
                                ANNUAL INVESTMENT
VALUE(1)                            RETURN OF
POLICY                 ------------------------------------
YEAR                      0%           6%           12%
---------------------  ---------   ----------   -----------
30...................  4,565,019   12,252,600    37,055,998
35...................  4,950,384   16,482,581    62,574,445
40...................  4,926,061   21,623,992   103,939,834
45...................  4,110,192   27,900,154   170,995,494
50...................  1,543,407   36,080,283   283,629,996

---------------

(1) Assumes no policy loan or partial surrender has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                    TABLE 4

     NYLIAC PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                       MALE/FEMALE ISSUE AGE: 50, PREFERRED
                       PLANNED ANNUAL PREMIUM: $200,000
                       INITIAL FACE AMOUNT: $10,000,000
                       LIFE INSURANCE BENEFIT OPTION 1

                       ASSUMING GUARANTEED CHARGES

                                END OF YEAR DEATH                      END OF YEAR CASH
                               BENEFIT(1) ASSUMING                    VALUE(1) ASSUMING
                                HYPOTHETICAL GROSS                    HYPOTHETICAL GROSS
                                ANNUAL INVESTMENT                     ANNUAL INVESTMENT
                                    RETURN OF                             RETURN OF
VALUE (1)              ------------------------------------   ----------------------------------
POLICY YEAR                0%           6%          12%          0%          6%          12%
-----------            ----------   ----------   ----------   ---------   ---------   ----------
1....................  10,000,000   10,000,000   10,000,000     130,869     138,860      146,854
2....................  10,000,000   10,000,000   10,000,000     285,965     311,575      338,132
3....................  10,000,000   10,000,000   10,000,000     437,678     490,746      547,876
4....................  10,000,000   10,000,000   10,000,000     585,952     676,519      777,809
5....................  10,000,000   10,000,000   10,000,000     730,710     869,027    1,029,816
6....................  10,000,000   10,000,000   10,000,000     896,091   1,094,083    1,333,102
7....................  10,000,000   10,000,000   10,000,000   1,057,318   1,327,177    1,665,514
8....................  10,000,000   10,000,000   10,000,000   1,214,293   1,568,487    2,029,850
9....................  10,000,000   10,000,000   10,000,000   1,366,910   1,818,206    2,429,219
10...................  10,000,000   10,000,000   10,000,000   1,515,006   2,076,493    2,867,029
15...................  10,000,000   10,000,000   12,465,087   2,176,541   3,499,031    5,770,874
20...................  10,000,000   10,000,000   18,650,106   2,651,446   5,140,054   10,247,311
25...................  10,000,000   10,916,353   26,410,233   2,795,587   6,997,662   16,929,637

                                END OF YEAR CASH
                               SURRENDER VALUE(1)
                             ASSUMING HYPOTHETICAL
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
VALUE (1)              ----------------------------------
POLICY YEAR               0%          6%          12%
-----------            ---------   ---------   ----------
1....................    130,869     138,860      146,854
2....................    285,965     311,575      338,132
3....................    437,678     490,746      547,876
4....................    585,952     676,519      777,809
5....................    730,710     869,027    1,029,816
6....................    896,091   1,094,083    1,333,102
7....................  1,057,318   1,327,177    1,665,514
8....................  1,214,293   1,568,487    2,029,850
9....................  1,366,910   1,818,206    2,429,219
10...................  1,515,006   2,076,493    2,867,029
15...................  2,176,541   3,499,031    5,770,874
20...................  2,651,446   5,140,054   10,247,311
25...................  2,795,587   6,997,662   16,929,637

---------------

(1) Assumes no policy loan or partial surrender has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OF BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

     NYLIAC PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                       MALE/FEMALE ISSUE AGE: 50, PREFERRED
                       PLANNED ANNUAL PREMIUM: $200,000
                       INITIAL FACE AMOUNT: $10,000,000
                       LIFE INSURANCE BENEFIT OPTION 1

                       ASSUMING GUARANTEED CHARGES

                                 END OF YEAR DEATH                       END OF YEAR CASH
                                BENEFIT(1) ASSUMING                      VALUE(1) ASSUMING
                                HYPOTHETICAL GROSS                      HYPOTHETICAL GROSS
                                 ANNUAL INVESTMENT                       ANNUAL INVESTMENT
                                     RETURN OF                               RETURN OF
VALUE (1)              -------------------------------------   -------------------------------------
POLICY YEAR                0%           6%           12%           0%           6%           12%
---------------------  ----------   ----------   -----------   ----------   ----------   -----------
30...................  10,000,000   12,227,288    36,220,554    2,183,860    8,925,028    26,438,360
35...................           0   13,380,659    48,897,174            0   10,790,854    39,433,205
40...................           0   14,355,190    65,060,938            0   12,482,774    56,574,729
45...................           0   15,419,016    87,023,171            0   14,145,886    79,837,772
50...................           0   16,435,064   115,956,440            0   16,112,808   113,682,784

                                 END OF YEAR CASH
                                SURRENDER VALUE(1)
                               ASSUMING HYPOTHETICAL
                              GROSS ANNUAL INVESTMENT
                                     RETURN OF
VALUE (1)              -------------------------------------
POLICY YEAR                0%           6%           12%
---------------------  ----------   ----------   -----------
30...................   2,183,860    8,925,028    26,438,360
35...................           0   10,790,854    39,433,205
40...................           0   12,482,774    56,574,729
45...................           0   14,145,886    79,837,772
50...................           0   16,112,808   113,682,784

---------------

(1) Assumes no policy loan or partial surrender has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                            PART C. OTHER INFORMATION

ITEM 27.         EXHIBITS

                 Board of Directors Resolution

(a) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit (1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

(b)              Custodian Agreements. Not applicable.

(c)              Underwriting Contracts.

(c)(1) Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (3)(a) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410), and incorporated herein by reference.

(c)(2) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed as Exhibit (3)(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 33-87382), and incorporated herein by reference.

(d)              Contracts.

(d)(1) Form of Policy for Flexible Premium Variable Universal Life Insurance Policies (No. 300-80) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (5) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(2) Form of Policy for Flexible Premium Survivorship Variable Universal Life Insurance Policies (No. 300-81) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(a) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(3) Form of Policy for Flexible Premium Variable Universal Life Insurance Policies (No. 300-82) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (5)(b) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(4) Form of Policy for Flexible Premium Survivorship Variable Universal Life Insurance Policies (No. 300-83) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(c) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(5) Supplementary Term Rider (STR) (No. 300-900) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(d) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(6) Supplementary Term Rider (STR) (No. 300-901) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(e) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(7) Scheduled Term Insurance Rider (STIR) (No. 300-902) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(f) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(8) Scheduled Term Insurance Rider (STIR) (No. 300-903) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(g) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(9) Life Extension Benefit (LEB) Rider (No. 300-904) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(h) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(10) Life Extension Benefit (LEB) Rider (No. 300-905) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(i) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(11) Life Extension Benefit II (LEB II) Rider (No. 302-908) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(j) to Post-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-57210), filed 10/4/02 and incorporated herein by reference.

(d)(12) Life Extension Benefit II (LEB II) Rider (No. 302-909) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(k) to Post-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-57210), filed 10/4/02 and incorporated herein by reference.

(d)(13)          Scheduled Supplementary Term Insurance (SSTR) Rider
                 (No. 303-915) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(13) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I
                 (File No. 333-57201), filed 2/12/03 and incorporated herein by reference.

(d)(14) Scheduled Supplementary Term Insurance (SSTR) Rider (No. 303-916) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(14) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57201), filed 2/12/03 and incorporated herein by reference.

(e)              Applications.

(e)(1) Form of application for a Policy - Regulation S-T, 17 CFR 232.102(e) as Exhibit (10) to the initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(f)              Depositor's Certificate of Incorporation and By-Laws.

(f)(1) Certificate of Incorporation of NYLIAC - Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(f)(2) By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate

                 Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(f)(2)(a) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

(g)              Reinsurance Contracts.

(g)(1) Specimen Automatic Reinsurance Agreement between NYLIAC and Certain Companies Relating to Certain Advanced Market Variable Universal Life Policies - Filed herewith.

(g)(2) Specimen Faculative Reinsurance Agreement between NYLIAC and Certain Companies Relating to Certain Advanced Market Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(4) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

(h)              Participation Agreements.

(h)(1) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (9) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(2) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(3) Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(4) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(5) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(6) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate

                 Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(7) Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment
                 No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), and incorporated herein by reference.

(h)(8) Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No.
                 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), and incorporated herein by reference.

(h)(9) Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No.
                 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), and incorporated herein by reference.

(h)(10) Form of Participation Agreement among Dreyfus Investment Portfolios. The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(11) Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management
                 LLC - Previously filed in accordance with Regulation S-T, 17CFR
                 232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(12) Form of Participation Agreement among American Century Variable Portfolios, Inc.; American Century Investment Management, Inc.; American Century Investment Services, Inc.; American Century Services Corporation; and NYLIAC - Previously filed in accordance with Regulation S-T, 19 CFR 232.102(e) as Exhibit
                 (9)(b)(12) to Post-Effective Amendment No. 3 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/10/02 and incorporated herein by reference.

(h)(13) Form of Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(14) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.


(h)(15) Amendment dated 9/17/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.


(i)              Administrative Contracts.

(i)(1) Service Agreement between Fred Alger Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(2) Administrative Services Agreement between Dreyfus Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(2) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(3) Administrative Services Agreement between Janus Capital Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(4) Services Agreement between New York Life Investment Management LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(5) Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(6) Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(7) Service Agreement between American Century Investment Services, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(7) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(8) Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (i)(8) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(9)           Services Agreement between Neuberger Berman Management, Inc.
                 and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(9) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Life Separate Account - I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(10) Administrative and Shareholder Services Agreement between Van Eck Worldwide Insurance Trust and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (i)(10) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(11) Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC
                 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (I)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(j)              Other Material Contracts.

(j)(1) Powers of Attorney for the Directors and Officers of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(c) to Pre-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) for the following, and incorporated herein by reference:

                 Jay S. Calhoun, Vice President, Treasurer and Director
                   (Principal Financial Officer)
                 Richard M. Kernan, Jr., Director
                 Robert D. Rock, Senior Vice President and Director
                 Frederick J. Sievert, President and Director (Principal
                   Executive Officer)
                 Stephen N. Steinig, Senior Vice President, Chief Actuary and
                   Director
                 Seymour Sternberg, Director

(j)(2) Power of Attorney for Maryann L. Ingenito, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(j)(3) Power of Attorney for Howard I. Atkins, Executive Vice President (Principal Financial Officer) - Previously filed as
                 Exhibit 8 (d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

(j)(4) Power of Attorney for Certain Directors of NYLIAC - Previously filed as Exhibit (10)(e) to Registrant's Post-Effective Amendment No. 6 on Form N-4 and incorporated herein by reference for the following:

                 George J. Trapp, Director
                 Frank M. Boccio, Director
                 Phillip J. Hildebrand, Director
                 Michael G. Gallo, Director
                 Solomon Goldfinger, Director
                 Howard I. Atkins, Director


(j)(5) Power of Attorney for John A. Cullen, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit
                 (10)(f) to Post-Effective Amendment No. 21 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 2-86083), and incorporated herein by reference.

(j)(6) Power of Attorney for Gary G. Benanav, Director and Executive Vice President - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(o) to the initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-47728) filed 10/11/00 and incorporated herein by reference.

(j)(7) Power of Attorney for Theodore A. Mathas, Director - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(h) to Post-Effective Amendment No. 13 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I(File No. 033-53342), filed 10/3/01 and incorporated herein by reference.

(j)(8) Power of Attorney for Anne F. Pollack, Director, Senior Vice President and Chief Investment Officer - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(r) to Post-Effective Amendment No. 11 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-79309), filed 1/24/02 and incorporated herein by reference.

(j) (9) Power of Attorney for Michael E. Sproule, Director- Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (9)(m) to Post-Effective Amendment No. 4 to registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I
                 (File No. 333-48300), filed 12/23/02 and incorporated herein by reference.

(j)(10) Power of Attorney for Carmela Condon, Vice President and Controller of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(10) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(j)(11) Power of Attorney for Sandra J. Kristoff, Director of NYLIAC-Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(j) to Pre-Effective Amendment No. 1 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-106806), filed 9/10/03 and incorporated herein by reference.
(j)(12) Power of Attorney for John R. Meyer, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(10)(m) to Post-Effective Amendment
                 No.25 to the registration statement on Form N-4 for NYLIAC
                 MFA Annuity Separate Account-I (File No. 02-86083), filed 4/5/04 and incorporated herein by reference.

(j)(13) Powers of Attorney for Directors and Principal Accounting Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(e) to Post-Effective Amendment No. 2 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-106806), filed 5/25/04 and incorporated herein by reference.

                 Frank M. Boccio                Director
                 Carmela Condon                 Vice President and Controller
                                                (Principal Accounting Officer)
                 Michael G. Gallo               Director
                 Solomon Goldfinger             Director and Chief Financial Officer
                 Phillip J. Hildebrand          Director
                 Theodore A. Mathas             Director
                 John R. Meyer                  Director
                 Paul B. Morris                 Director
                 Anne F. Pollack                Director
                 Robert D. Rock                 Director
                 Frederick J. Sievert           Director and President
                                                (Principal Executive Officer)
                 Michael E. Sproule             Director
                 Seymour Sternberg              Director

(k)              Legal Opinion.

                 Opinion and consent of Thomas F. English, Esq. - To be filed by Amendment.

(l)              Actuarial Opinion.

                 Opinion and consent of Han-wei Lin, Assistant Actuary - To be filed by Amendment.

(m)              Calculation.

                 Not applicable.

(n)              Other Opinions.

(n)(1)

                 Consent of PricewaterhouseCoopers LLP - To be filed by
                 Amendment.

(o)              Omitted Financial Statements.

                 Not applicable.

(p)              Initial Capital Agreements.

                 Not applicable.

(q)              Redeemability Exemption.

(q)(1) Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit (11) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, refiled in accordance with Regulation S-T, 17 CFR 232, 102(e) as Exhibit (9)(d) to Registrant's Post-Effective Amendment No. 4 on Form S-6 (File No. 33-64410), filed 4/25/97 and incorporated herein by reference.

(q)(2) Memorandum Describing NYLIAC's Issuance, Transfer and Redemption Procedures for Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (q)(2) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

         Name:                                          Title:
         -----                                          ------
         Frank M. Boccio                                Director and Senior Vice President
         Michael Gallo                                  Director and Senior Vice President
         Solomon Goldfinger                             Director, Senior Vice President and Chief Financial Officer
         Phillip J. Hildebrand                          Director and Executive Vice President
         Theodore A. Mathas                             Director and Executive Vice President
         John R. Meyer                                  Director and Senior Vice President
         Paul B. Morris                                 Director and Senior Vice President
         Anne F. Pollack                                Director and Senior Vice President
         Robert D. Rock                                 Director, Senior Vice President and Chief Investment Officer
         Frederick J. Sievert                           Director and President
         Michael E. Sproule                             Director
         Seymour Sternberg                              Director
         Gary E. Wendlandt                              Executive Vice President
         Jay S. Calhoun                                 Senior Vice President and Treasurer
         Judith E. Campbell                             Senior Vice President and Chief Information Officer
         John A. Cullen                                 Senior Vice President
         Sheila K. Davidson                             Senior Vice President and General Counsel
         Thomas F. English                              Senior Vice President and Deputy General Counsel
         Melvin J. Feinberg                             Senior Vice President
         Robert J. Hebron                               Senior Vice President
         Gerald Kaplan                                  Senior Vice President and Tax Counsel
         Barbara McInerney                              Senior Vice President in charge of Corporate Compliance
         Frank J. Ollari                                Senior Vice President
         Eric Rubin                                     Senior Vice President
         Richard C. Schwartz                            Senior Vice President and Senior Investment Manager for
                                                        Derivative Securities
         Joel M. Steinberg                              Senior Vice President and Chief Actuary
         Stephen N. Steinig                             Senior Vice President and Actuary
         Mark W. Talgo                                  Senior Vice President
         David Harland                                  Deputy General Counsel
         Howard Anderson                                First Vice President
         Gary J. Miller                                 First Vice President
         Michael M. Oleske                              First Vice President
         John M. Swenson                                First Vice President
         David Bangs                                    Vice President
         Patricia Barbari                               Vice President
         Joseph Bennett                                 Vice President
         Scott Berlin                                   Vice President and Actuary
         Stephen A. Bloom                               Vice President and Chief Underwriter
         David W. Bott                                  Vice President
         David Boyle                                    Vice President
         William J. Burns                               Vice President
         William Cheng                                  Vice President
         Camille Condon                                 Vice President and Controller
         Paul K. Cunningham                             Vice President
         Karen Dann                                     Vice President
         Kathleen A. Donnelly                           Vice President
         Mark A. Gomez                                  Vice President and Associate General Counsel
         Jane L. Hamrick                                Vice President
         Joseph Hynes                                   Vice President
         Robert Hynes                                   Vice President
         Minas C. Joannides, M.D.                       Vice President and Medical Director
         David Krystel                                  Vice President
         Edward Linder                                  Vice President
         Daniel J. McKillop                             Vice President
         Jacqueline O' Leary                            Vice President
         Micheal J. Oliviero                            Vice President - Tax
         Linda M. Reimer                                Vice President and Associate General Counsel
         Andrew N. Reiss                                Vice President and National Sales Manager
         Dorothea Rodd                                  Vice President
         Janis C. Rubin                                 Vice President
         Gary W. Scofield                               Vice President
         Irwin Silber                                   Vice President and Actuary
         Georgene Sfraga Panza                          Vice President
         Thomas J. Troeller                             Vice President and Attorney
         Richard M. Walsh                               Vice President
         Michael A Watson                               Vice President and Deputy General Counsel
         Elane Williams                                 Vice President
         Robert Ziegler                                 Vice President
         Richard W. Zuccaro                             Vice President
         Catherine A. Marrion                           Secretary

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
Eclipse Funds Inc.(1)                                                  Maryland


Eclipse Funds(1)                                                       Massachusetts

The MainStay Funds(1)                                                  Massachusetts

McMorgan Funds(1)                                                      Delaware

MainStay VP Series Fund, Inc.(1)(2)                                    Maryland

Monitor Capital Advisors Funds, LLC (3)                                Delaware

New York Life Insurance and Annuity Corporation                        Delaware

NYLIFE LLC                                                             Delaware
     Avanti Corporate Health Systems, Inc.                             Delaware
        Avanti of the District, Inc.                                   Maryland
     Eagle Strategies Corp.                                            Arizona

--------

         (1) Registered investment company as to which New York Life ("NYL") and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of NYL and is included for informational purposes only.

         (2) New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

         (3) New York Life Investment Management LLC provides management services to Monitor Capital Advisors Funds, LLC (Large Cap Equity Index Fund), which is a Delaware limited liability company designed to provide investment results that correspond to the total return performance of the S&P 500 Composite Stock Index. The sole investor in this limited liability company is New York Life.


--------

(+) By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     New York Life Capital Corporation                                 Delaware
     New York Life International Investment Inc.                       Delaware
         Monetary Research Ltd.                                        Bermuda
         NYL Management Limited                                        United Kingdom
     New York Life International Investment Asia Ltd.                  Mauritius
     NYLUK I Company                                                   United Kingdom
         NYLUK II Company                                              United Kingdom
             Gresham Mortgage                                          United Kingdom
             W Construction Company                                    United Kingdom
             WUT                                                       United Kingdom
             WIM (AIM)                                                 United Kingdom
     New York Life Trust Company                                       New York
     New York Life Trust Company, FSB                                  Federal Savings Bank
     NYL Executive Benefits LLC                                        Delaware

                                                                           Jurisdiction of           Percent of Voting
Name                                                                       Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     WellPath of Arizona Reinsurance Company                               Arizona
     NYLCare NC Holdings, Inc.                                             Delaware
     NYLIFE Securities Inc.                                                New York
     NYLINK Insurance Agency Incorporated                                  Delaware
         NYLINK Insurance Agency of Alabama, Incorporated                  Alabama
         NYLINK Insurance Agency of Hawaii, Incorporated                   Hawaii
         NYLINK Insurance Agency of Massachusetts, Incorporated            Massachusetts
         NYLINK Insurance Agency of Montana, Incorporated                  Montana
         NYLINK Insurance Agency of Nevada, Incorporated                   Nevada

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
    (NYLINK Insurance Agency subsidiaries cont.)
         NYLINK Insurance Agency of New Mexico, Incorporated           New Mexico


         NYLINK Insurance Agency of Washington, Incorporated           Washington

         NYLINK Insurance Agency of Wyoming, Incorporated              Wyoming



New York Life Investment Management Holdings LLC                       Delaware

     NYLIM Service Company LLC                                         Delaware
     NYLCAP Manager LLC                                                Delaware
         New York Life Capital Partners, L.L.C.                        Delaware
         New York Life Capital Partners II, L.L.C.                     Delaware
         NYLIM Mezzanine GenPar Partners GP, LLC                       Delaware
     MacKay Shields LLC                                                Delaware
         MacKay Shields General Partner (L/S) LLC                      Delaware
     NYLIFE Distributors Inc.                                          Delaware
     New York Life Investment Management LLC                           Delaware
         New York Life Investment Management (U.K.) Limited            United Kingdom
         NYLIM GP, LLC                                                 Delaware
     Madison Capital Funding LLC                                       Delaware
     McMorgan & Company LLC                                            Delaware
     NYLIM Real Estate Inc.                                            Delaware
NYLIFE Insurance Company of Arizona                                    Arizona
New York Life International, Inc.                                      Delaware
    New York Life Insurance Taiwan Corporation                         Taiwan
    NYLI Holdings (Argentina) S.R.L.                                   Argentina
New York Life International, LLC                                       Delaware
    New York Life Worldwide Capital, Inc.                              Delaware
        Fianzas Monterrey, S.A.                                        Mexico                     99.95%
              Operada FMA, S.A. de C.V.                                Mexico                        99%
    NYLIFE Thailand, Inc.                                              Delaware
       Siam Commercial New York Life Insurance Public Company          Thailand                   69.02%
          Limited (4)
    New York Life Securities Investment Consulting Co. Ltd.            Taiwan
    New York Life Insurance Worldwide Limited                          Bermuda
    New York Life Insurance Limited                                    South Korea
    New York Life International India Fund (Mauritius) LLC             Mauritius                     90%
    NYLI-VB Asset Management Co. (Mauritius) LLC                       Mauritius                     90%
    New York Life International Holdings Limited                       Mauritius                     75%
    New York Life Insurance (Philippines), Inc.                        Philippines                   75%
    Seguros Monterrey New York Life, S.A. de C.V.                      Mexico                    99.995%
         Centro de Capacitacion Monterrey, A.C.                        Mexico                    99.791%

    NYL International Reinsurance Company Ltd.                         Bermuda
New York Life BioVenture Partners LLC                                  Delaware
Silver Spring, LLC                                                     Delaware
Biris Holdings LLC.                                                    Delaware
Haier New York Life Insurance Company Limited                          People's Republic of China 50%


         (4) Held through controlled Thai nominee holding company.

ITEM 30.          INDEMNIFICATION

      Reference is made to Article VIII of the Depositor's By-Laws.


      New York Life maintains Directors and Officers Liability/Company Reimbursement ("D&O") insurance which covers directors, officers and trustees of New York Life, its subsidiaries, and certain affiliates including the Depositor while acting in their capacity as such. The total annual aggregate of D&O coverage is $150 million applicable to all insureds under the D&O policies. There is no assurance that such coverage will be maintained by New York Life or for the Depositor in the future as, in the past, there have been large variances in the availability of D&O insurance for financial institutions.


      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 31.          PRINCIPAL UNDERWRITERS

      (a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

          NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I NYLIAC MFA Separate Account-I
          NYLIAC MFA Separate Account-II
          NYLIAC Variable Annuity Separate Account-I
          NYLIAC Variable Annuity Separate Account-II
          NYLIAC Variable Annuity Separate Account-III
          NYLIAC Variable Annuity Separate Account-IV
          NYLIAC VLI Separate Account
          Eclipse Funds
          MainStay Funds
          MainStay VP Series Fund
          McMorgan Funds
          NYLIM Institutional Funds

      (b) Management.

      The business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     Names of Directors and Officers     Positions and Offices with Underwriter
     -------------------------------     --------------------------------------
     Jefferson C. Boyce                  Manager
     Michael G. Gallo                    Manager and Senior Vice President
     Phillip J. Hildebrand               Manager
     Robert D. Rock                      Manager and Senior Vice President
     Stephen C. Roussin                  Manager, Chairman and President
     Robert E. Brady                     Manager and Vice President
     Peter Moeller                       Executive Vice President
     Patrick P. Boyle                    Senior Vice President
     Marc Brookman                       Senior Vice President
     Derek Burke                         Chief Compliance Officer
     Jay S. Calhoun                      Senior Vice President and Treasurer
     Thomas J. Warga                     Senior Vice President and General Auditor
     Barbara McInerney                   Senior Vice President
     Wendy Fishler                       Senior Vice President
     Stanley Metheney                    Senior Vice President
     David J. Krystel                    Vice President
     Linda M. Livornese                  Vice President
     Michael Quatela                     Vice President
     Nathan Ronen                        Vice President
     Richard Zuccaro                     Vice President
     Albert Leier                        Vice President - Financial Operations
                                           and Chief Financial Officer
     Scott T. Harrington                 Corporate Vice President
     Arphiela Arizmendi                  Corporate Vice President
     Antoinette B. Cirillo               Corporate Vice President
     Thomas J. Murray, Jr.               Corporate Vice President
     Robert A. Anselmi                   Secretary

      (c) Compensation from the Registrant.


                                                           Compensation on
     Name of                  Net Underwriting          Events Occasioning the
    Principal                   Discounts and          Deduction of a Deferred           Brokerage
   Underwriter                   Commissions                 Sales Load                 Commissions            Other Compensation
   -----------                   -----------                 ----------                 -----------            ------------------
NYLIFE Distributors
Inc.                                 -0-                         -0-                        -0-                        -0-


ITEM 32.          LOCATION OF ACCOUNTS AND RECORDS.

      All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.


ITEM 33.          MANAGEMENT SERVICES.

                  Not applicable.


ITEM 34.          FEE REPRESENTATION.



      New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the NYLIAC Pinnacle Variable Universal Life and NYLIAC Pinnacle Survivorship Variable Universal Life Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

                                   SIGNATURES

      Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 31st day of January, 2005.


                                              NYLIAC VARIABLE UNIVERSAL LIFE
                                              SEPARATE ACCOUNT-I
                                                   (Registrant)

                                              By:  /s/ Scott Berlin
                                                   -----------------------------
                                                   Scott Berlin
                                                   Vice President and Actuary


                                              NEW YORK LIFE INSURANCE AND
                                              ANNUITY CORPORATION
                                                   (Depositor)

                                              By:  /s/ Scott Berlin
                                                   -----------------------------
                                                   Scott Berlin
                                                   Vice President and Actuary


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:



     Frank M. Boccio*               Director

     Carmela Condon*                Vice President and Controller (Principal
                                    Accounting Officer)

     Michael G. Gallo*              Director

     Solomon Goldfinger*            Director and Chief Financial Officer

     Phillip J. Hildebrand*         Director

     Theodore A. Mathas*            Director

     John R. Meyer*                 Director

     Paul Morris*                   Director

     Anne F. Pollack*               Director

     Robert D. Rock*                Director

     Frederick J. Sievert*          Director and President

     Michael E. Sproule*            Director

     Seymour Sternberg*             Director



*By:      /s/ Scott Berlin
      ----------------------------------
      Scott Berlin
      Attorney-in-Fact

      January 31, 2005


* Pursuant to Powers of Attorney previously filed.